UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2016 through February 28, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer Short Term
                       Income Fund

--------------------------------------------------------------------------------
                       Semiannual Report | February 28, 2017
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A    STABX
                       Class C    PSHCX
                       Class C2   STIIX
                       Class K    STIKX
                       Class Y    PSHYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          75

Notes to Financial Statements                                                 84

Approval of Investment Advisory Agreement                                     96

Trustees, Officers and Service Providers                                     101

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in U.S. employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when U.S. gross domestic product (GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw U.S. equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the U.S. economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of U.S. stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in U.S. Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016. The debt of energy-related issuers drove the strong performance within high yield, as the recovery in oil and other commodity prices, which began in February 2016, sparked a rally in the sector. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The U.S. economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican- controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on U.S. GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," U.S. GDP growth appeared to be settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

While economic conditions inside the U.S. appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 28, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 3

Portfolio Management Discussion | 2/28/17

In the following interview, portfolio managers Charles Melchreit and Seth Roman discuss the factors that influenced Pioneer Short Term Income Fund's performance for the six-month period ended February 28, 2017. Mr. Melchreit, Director of Investment Grade, a senior vice president, and portfolio manager at Pioneer, and Mr. Roman, a vice president and portfolio manager at Pioneer, are responsible for the day-today management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2017?

A Pioneer Short Term Income Fund's Class A shares returned 0.82% at net asset value during the six-month period ended February 28, 2017, while the Fund's benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Bond Index (the Bloomberg Barclays Index), returned 0.08%. During the same period, the average return of the 339 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 0.55%, and the average return of the 530 mutual funds in Morningstar's Short-Term Bond Funds category was 0.27%.

Q How would you describe the market environment for fixed-income investors over the six-month period ended February 28, 2017?

A Entering the period in September 2016, investor sentiment towards the credit-sensitive sectors was supported by moderate U.S. economic growth rates, improved employment conditions and consumer balance sheets, and solid corporate earnings results. U.S. Treasury yields rose sharply, and riskier assets, including equities and credit-oriented areas of the fixed-income market, rallied following the results of the November U.S. elections, which left the Republicans with unified control of the White House and both houses of Congress. Investors anticipated the implementation of pro-growth, business-friendly policies from the incoming Trump administration, including lower corporate tax rates, reduced regulatory oversight, and increased infrastructure spending.

     In December 2016, the U.S. Federal Reserve (the Fed) implemented its long-awaited, second incremental increase in short-term interest rates, one year after raising rates the first time, while also signaling the likelihood of

4 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 two or three more rate hikes in 2017 should economic data meet expectations. During the six-month period ended February 28, 2017, Treasury yields finished notably higher across different maturities, and the yield curve steepened. To illustrate, the two-year Treasury yield rose by 42 basis points (bps) during the period, from 0.80% to 1.22%, the five-year Treasury yield rose by 70 bps, from 1.19% to 1.89%, and the 10-year Treasury yield rose by 78 bps, from 1.58% to 2.36%. (A basis point is equal to 0.01%).

     In that environment, credit-sensitive segments of the bond market significantly outperformed Treasuries over the six-month period.

Q Can you review the investment strategies that affected the Fund's benchmark-relative performance, either positively or negatively, during the six-month period ended February 28, 2017?

A The Fund solidly outperformed the Bloomberg Barclays Index during the six-month period, with several factors contributing positively to benchmark-relative returns.

     The Fund's significant underweighting of U.S. Treasuries compared with the benchmark aided relative performance, as spread sectors outperformed Treasuries during the period. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) In addition, we overweighted the Fund's non-Treasury holdings in securities that were more price-sensitive to changes in credit spreads, a stance that benefited benchmark-relative performance as spreads tightened over the six months.

     Other solid contributors to benchmark-relative performance included the portfolio's exposures to a number of spread sectors that are not components of the Bloomberg Barclays Index. In that vein, the Fund's allocation to the securitized sectors was a leading driver of positive benchmark-relative returns. In particular, an allocation to asset-backed securities (ABS), such as those backed by home equity loans, auto loans, and credit card receivables boosted relative results. Within ABS, we have viewed issues backed by credit card receivables as particular beneficiaries of the ongoing improvement in consumer balance sheets, but have taken a more cautious stance with respect to sub-prime auto loans. Also within the Fund's

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 5 securitized holdings, an allocation to floating-rate commercial mortgage-backed securities contributed positively to benchmark-relative performance, primarily due to holdings of hospitality-related issues.

     Exposure to floating-rate bank loans was another notable contributor to the Fund's benchmark-relative outperformance, as the asset class benefited from continued strong fundamentals and low default rates, as well as from the prospects for rising interest rates. With most bank loans trading over par
     (face) value, we are taking care to manage the Fund's exposure to refinancing risk. The Fund also maintained a modest position in so-called "catastrophe" (CAT) bonds, which are used by insurers to spread out the risk of having to pay claims on a major disaster, such as a flood or earthquake. We maintained this allocation principally as a means of adding diversification to the portfolio, but the CAT bonds helped the Fund's benchmark-relative results during the period as investors continued to be attracted to the asset class because of the available yields as well as the lack of correlation to traditional credit risk. Moreover, there was little activity in terms of natural disasters and associated claims pay-outs over the six-month period.

     The Fund's exposure to corporate credit was another positive factor in its benchmark-relative performance over the six months. Within that allocation, the Fund was overweight financials, which benefited from rising interest rates and a steeper yield curve. Within financials, we have maintained a portfolio tilt toward U.S. banks, due to the concerns surrounding the health of the European banking sector.

     Finally, the Fund's shorter-duration stance relative to the benchmark contributed to performance, as we decided to focus on securities with shorter maturities in order to minimize portfolio exposure to any future rise in interest rates. While the duration positioning aided benchmark-relative performance, it did act as a constraint on the Fund's income-generation during the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

6 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

     On the negative side, the main drag on the Fund's benchmark-relative returns during the period was an allocation to non-agency collateralized mortgage obligations (CMOs). The CMOs hurt the Fund's relative performance as interest rates rose and durations for the holdings extended at a time when investors were seeking to reduce interest-rate risk. We are maintaining the Fund's allocation to non-agency CMOs, however, as we like the technical supply/demand backdrop for the asset class, the yields, and the diversification CMOs add to the portfolio.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the six-month period ended February 28, 2017?

A The Fund has been conservatively positioned with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates, given the outlook for the Fed to continue raising the Federal funds rate. As noted earlier, in maintaining the short-duration position, we accepted the loss of some income-generation by the portfolio during the period in exchange for improved price stability should interest rates rise. Conversely, the yields on many floating-rate issues in the Fund were reset higher during the period in the wake of the Fed's December 2016 rate increase.

Q What role did derivatives play in the Fund's investment process and results during the six-month period ended February 28, 2017?

A We used futures contracts during the period in an effort to manage overall portfolio duration and to express views on relative value along the yield curve. The use of derivatives did not have a material impact on the Fund's performance.

Q What is your assessment of the current climate for fixed-income investing, and how is the Fund positioned with regard to that assessment?

A We continue to manage the Fund based on the expectation that interest rates are headed higher, with a below-benchmark overall duration and approximately half of the Fund's total investment portfolio allocated to floating-rate securities. In broad terms, we prefer a portfolio positioning that could limit any negative effects on the Fund's benchmark-relative performance should the economy outperform and the number of future Fed rate hikes exceeds current expectations. The portfolio's overall duration as of February 28, 2017, was 1.4 years, compared with a duration of 1.9 years for the Bloomberg Barclays Index.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 7

     In addition, despite the recent uptick in yields, we see little value in U.S. Treasuries and are maintaining only a modest Fund position in the asset class, mainly to supply liquidity should future market conditions dictate such a need. We view credit-sector fundamentals as strong, based on the positive flow of U.S. economic data and on the fiscal policy proposals likely to emerge from the new administration. At the same time, credit spreads are tight by historical standards, and, rather than simply reaching for yield, we are closely monitoring the portfolio's positions to ensure that the Fund is receiving appropriate compensation for the assumed risk. In broad terms, the portfolio has an up-in-quality bias within each credit sector.

     As always, we will continue to monitor macroeconomic factors that could have the potential to affect the markets, while remaining principally focused on adding value to the Fund at the individual security level.

Please refer to the Schedule of Investments on pages 19-74 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

8 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 9

Portfolio Summary | 2/28/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        28.7%
U.S. Corporate Bonds                                                       28.4%
Asset Backed Securities                                                    12.5%
International Corporate Bonds                                              10.8%
U.S. Government Securities                                                 10.3%
Senior Secured Loans                                                        5.8%
Temporary Cash Investment                                                   2.5%
Municipal Bonds                                                             1.0%

* Includes investments in insurance linked securities totaling 6.1% of total investment portfolio.

10 Largest Holdings**
--------------------------------------------------------------------------------

 1. United States Treasury Notes, 1.125%, 8/31/21                          0.70%
--------------------------------------------------------------------------------
 2. Everglades Re, LTD., Floating Rate Note, 4/28/17                       0.60
--------------------------------------------------------------------------------
 3. United States Treasury Notes, 2.25%, 7/31/21                           0.59
--------------------------------------------------------------------------------
 4. United States Treasury Notes, 1.625% 6/30/19                           0.49
--------------------------------------------------------------------------------
 5. United States Treasury Notes, 2.00% 8/31/21                            0.45
--------------------------------------------------------------------------------
 6. United States Treasury Notes, 1.50% 12/31/18                           0.44
--------------------------------------------------------------------------------
 7. Mississippi Business Finance Corp., Floating Rate Note, 11/01/35       0.42
--------------------------------------------------------------------------------
 8. United States Treasury Notes, 1.125%, 7/31/21                          0.40
--------------------------------------------------------------------------------
 9. United States Treasury Notes, 0.75% 9/30/18                            0.40
--------------------------------------------------------------------------------
10. United States Treasury Notes, 1.25% 11/30/18                           0.35
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Prices and Distributions | 2/28/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      2/28/17                          8/31/16
--------------------------------------------------------------------------------
           A                         $9.53                            $9.56
--------------------------------------------------------------------------------
           C                         $9.51                            $9.54
--------------------------------------------------------------------------------
          C2                         $9.51                            $9.55
--------------------------------------------------------------------------------
           K                         $9.54                            $9.57
--------------------------------------------------------------------------------
           Y                         $9.51                            $9.54
--------------------------------------------------------------------------------

Distributions per Share: 9/1/16-2/28/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term           Long-Term
         Class            Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.1080               $--                 $--
--------------------------------------------------------------------------------
           C             $0.0958               $--                 $--
--------------------------------------------------------------------------------
          C2             $0.0960               $--                 $--
--------------------------------------------------------------------------------
           K             $0.1230               $--                 $--
--------------------------------------------------------------------------------
           Y             $0.1181               $--                 $--
--------------------------------------------------------------------------------

The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 11

Performance Update | 2/28/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                        Bloomberg
                                                        Barclays
                   Net              Public              One- to
                   Asset            Offering            Three-Year
                   Value            Price               Government/
Period             (NAV)            (POP)               Credit Index
--------------------------------------------------------------------------------
10 Years           2.72%             2.46%              2.37%
5 Years            1.69              1.17               0.92
1 Year             2.33             -0.19               1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                              Bloomberg Barclays
                   Pioneer Short Term         One- to Three-Year
                   Income Fund                Government/Credit Index
2/07               $ 9,750                    $10,000
2/08               $10,240                    $10,853
2/09               $ 9,813                    $11,109
2/10               $10,999                    $11,638
2/11               $11,457                    $11,869
2/12               $11,726                    $12,077
2/13               $12,138                    $12,205
2/14               $12,302                    $12,305
2/15               $12,416                    $12,403
2/16               $12,458                    $12,516
2/17               $12,749                    $12,644

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                        Bloomberg
                                                        Barclays
                                                        One- to
                                                        Three-Year
                   If               If                  Government/
Period             Held             Redeemed            Credit Index
--------------------------------------------------------------------------------
10 Years           2.10%            2.10%               2.37%
5 Years            1.30             1.30                0.92
1 Year             2.07             2.07                1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                              Bloomberg Barclays
                   Pioneer Short Term         One- to Three-Year
                   Income Fund                Government/Credit Index
2/07               $10,000                    $10,000
2/08               $10,413                    $10,853
2/09               $ 9,897                    $11,109
2/10               $11,002                    $11,638
2/11               $11,372                    $11,869
2/12               $11,541                    $12,077
2/13               $11,863                    $12,205
2/14               $11,967                    $12,305
2/15               $12,059                    $12,403
2/16               $12,059                    $12,516
2/17               $12,309                    $12,644

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 13

Performance Update | 2/28/17                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                        Bloomberg
                                                        Barclays
                                                        One- to
                                                        Three-Year
                   If               If                  Government/
Period             Held             Redeemed            Credit Index
--------------------------------------------------------------------------------
10 Years           2.11%            2.11%               2.37%
5 Years            1.32             1.32                0.92
1 Year             2.09             2.09                1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                              Bloomberg Barclays
                   Pioneer Short Term         One- to Three-Year
                   Income Fund                Government/Credit Index
2/07               $10,000                    $10,000
2/08               $10,413                    $10,853
2/09               $ 9,897                    $11,109
2/10               $11,002                    $11,638
2/11               $11,372                    $11,869
2/12               $11,541                    $12,077
2/13               $11,863                    $12,205
2/14               $11,985                    $12,305
2/15               $12,068                    $12,403
2/16               $12,069                    $12,516
2/17               $12,321                    $12,644

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

"If Held" results represent the percent change in net asset value per share. Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Redeemed" returns for Class C2 shares shown in the table above reflect the deduction of the 1% CDSC. Class C2 shares held for one year or more are not subject to a CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                   Net              One- to
                   Asset            Three-Year
                   Value            Government/
Period             (NAV)            Credit Index
--------------------------------------------------------------------------------
10 Years           2.80%            2.37%
5 Years            1.85             0.92
1 Year             2.74             1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                              Bloomberg Barclays
                   Pioneer Short Term         One- to Three-Year
                   Income Fund                Government/Credit Index
2/07               $5,000,000                 $5,000,000
2/08               $5,250,408                 $5,426,542
2/09               $5,031,795                 $5,554,697
2/10               $5,639,995                 $5,819,099
2/11               $5,874,844                 $5,934,458
2/12               $6,012,653                 $6,038,489
2/13               $6,223,863                 $6,102,718
2/14               $6,307,875                 $6,152,433
2/15               $6,371,673                 $6,201,692
2/16               $6,414,147                 $6,258,081
2/17               $6,590,198                 $6,321,905

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 15

Performance Update | 2/28/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                   Net              One- to
                   Asset            Three-Year
                   Value            Government/
Period             (NAV)            Credit Index
--------------------------------------------------------------------------------
10 Years           2.99%            2.37%
5 Years            1.94             0.92
1 Year             2.65             1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                              Bloomberg Barclays
                   Pioneer Short Term         One- to Three-Year
                   Income Fund                Government/Credit Index
2/07               $5,000,000                 $5,000,000
2/08               $5,264,614                 $5,426,542
2/09               $5,052,566                 $5,554,697
2/10               $5,686,438                 $5,819,099
2/11               $5,943,637                 $5,934,458
2/12               $6,099,173                 $6,038,489
2/13               $6,333,946                 $6,102,718
2/14               $6,438,213                 $6,152,433
2/15               $6,513,132                 $6,201,692
2/16               $6,542,224                 $6,258,081
2/17               $6,715,671                 $6,321,905

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2016, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 9/1/16
--------------------------------------------------------------------------------
Ending Account            $1,008.20   $1,006.90  $1,005.90  $1,009.80  $1,009.30
Value (after expenses)
on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid             $    4.08   $    5.22  $    5.22  $    2.44  $    3.04
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.05%, 1.05%, 0.49%, and 0.61% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2016, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 9/1/16
--------------------------------------------------------------------------------
Ending Account            $1,020.73   $1,019.59  $1,019.59  $1,022.36  $1,021.77
Value (after expenses)
on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid             $    4.11   $    5.26  $    5.26  $    2.46  $    3.06
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.05%, 1.05%, 0.49%, and 0.61% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Schedule of Investments | 2/28/17 (unaudited)

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 12.8%
                             ENERGY -- 0.4%
                             Oil & Gas Exploration & Production -- 0.4%
     499,954                 AXIS Equipment Finance Receivables IV LLC, 4.67%,
                             3/20/22 (144A)                                            $      492,671
     106,629          1.52   Equity One Mortgage Pass-Through Trust 2003-1,
                             Floating Rate Note, 8/25/33                                      106,335
     750,000          2.28   NCF Dealer Floorplan Master Trust, Floating Rate
                             Note, 10/20/20 (144A)                                            742,696
     661,115                 PRPM 2016-1 LLC, 4.0%, 9/27/21 (Step) (144A)                     658,510
                                                                                       --------------
                                                                                       $    2,000,212
                                                                                       --------------
                             Total Energy                                              $    2,000,212
-----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.1%
                             Trucking -- 0.1%
      71,605          1.17   Hertz Fleet Lease Funding LP, Floating Rate Note,
                             4/10/28 (144A)                                            $       71,590
     500,000          4.12   Hertz Fleet Lease Funding LP, Floating Rate Note,
                             4/10/30 (144A)                                                   517,711
                                                                                       --------------
                                                                                       $      589,301
                                                                                       --------------
                             Total Transportation                                      $      589,301
-----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.0%+
                             Hotels, Resorts & Cruise Lines -- 0.0%+
      39,195                 Westgate Resorts 2012-A LLC, 3.75%,
                             8/20/25 (144A)                                            $       39,114
     216,516                 Westgate Resorts 2014-1 LLC, 2.15%,
                             12/20/26 (144A)                                                  214,419
                                                                                       --------------
                                                                                       $      253,533
                                                                                       --------------
                             Total Consumer Services                                   $      253,533
-----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                             Health Care Distributors -- 0.1%
     300,000                 OneMain Financial Issuance Trust 2015-1, 3.19%,
                             3/18/26 (144A)                                            $      302,680
                                                                                       --------------
                             Total Health Care Equipment & Services                    $      302,680
-----------------------------------------------------------------------------------------------------
                             BANKS -- 10.8%
                             Thrifts & Mortgage Finance -- 10.8%
     309,945          1.00   321 Henderson Receivables I LLC, Floating Rate
                             Note, 11/15/40 (144A)                                     $      294,230
      46,476                 Access Point Funding I 2015-A LLC, 2.61%,
                             4/15/20 (144A)                                                    46,694
      19,717          1.38   Accredited Mortgage Loan Trust 2005-2, Floating
                             Rate Note, 7/25/35                                                19,691
     111,152          1.50   Aegis Asset Backed Securities Trust Mortgage Pass-
                             Through Ctfs Series 2004-3, Floating Rate
                             Note, 9/25/34                                                    110,863

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 19

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
      36,190          1.88   Aegis Asset Backed Securities Trust Mortgage Pass-
                             Through Ctfs Series 2004-3, Floating Rate
                             Note, 9/25/34                                             $       36,159
      36,631          1.15   Aegis Asset Backed Securities Trust Mortgage Pass-
                             Through Ctfs Ser 2005-4, Floating Rate
                             Note, 10/25/35                                                    36,365
     665,000          2.12   American Homes 4 Rent 2014-SFR1, Floating Rate
                             Note, 6/17/31                                                    662,746
     439,940          1.20   Ameriquest Mortgage Securities Inc Asset-Backed
                             Pass-Through Ctfs Ser 2004-R6, Floating Rate
                             Note, 7/25/34                                                    435,439
     288,414          1.11   Ameriquest Mortgage Securities, Inc., Asset Backed
                             Pass-Through Ctfs Series 2005-R11, Floating Rate
                             Note, 1/25/36                                                    285,657
       1,894          4.53   Ameriquest Mortgage Securities, Inc., Asset-Backed
                             Pass-Through Ctfs Series 03-AR3, Floating Rate
                             Note, 6/25/33                                                      1,893
      44,670          1.45   Ameriquest Mortgage Securities, Inc., Asset-Backed
                             Pass-Through Ctfs Series 2005-R1, Floating Rate
                             Note, 3/25/35                                                     44,677
     510,000                 Ascentium Equipment Receivables 2015-1 LLC,
                             3.24%, 1/10/22 (144A)                                            514,048
     200,000                 Ascentium Equipment Receivables 2015-1 LLC,
                             5.92%, 6/12/23 (144A)                                            206,358
     200,000                 Ascentium Equipment Receivables 2016-2 Trust,
                             4.2%, 9/10/22 (144A)                                             197,542
     219,562          4.30   Asset Backed Securities Corp Home Equity Loan
                             Trust Series 2003-HE1, Floating Rate
                             Note, 1/15/33                                                    221,445
     158,124          1.50   Asset Backed Securities Corp Home Equity Loan
                             Trust Series 2004-HE6, Floating Rate
                             Note, 9/25/34                                                    157,294
       8,313          1.48   Asset Backed Securities Corp Home Equity Loan
                             Trust Series 2005-HE3, Floating Rate
                             Note, 4/25/35                                                      8,302
      30,041          0.98   Asset Backed Securities Corp Home Equity Loan
                             Trust Series AEG 2006-HE1, Floating Rate
                             Note, 1/25/36                                                     29,471
     299,996                 Axis Equipment Finance Receivables III LLC,
                             3.41%, 4/20/20 (144A)                                            286,851
     782,989                 Axis Equipment Finance Receivables III LLC,
                             5.27%, 5/20/20 (144A)                                            750,691
     600,000          1.16   BA Credit Card Trust, Floating Rate Note, 10/15/21               602,837
     500,000          1.11   Barclays Dryrock Issuance Trust, Floating Rate
                             Note, 3/16/20                                                    500,185
     148,807          4.91   Bayview Financial Asset Trust 2003-A, Floating
                             Rate Note, 2/25/33 (144A)                                        149,015

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     509,944          1.53   Bayview Financial Mortgage Pass-Through Trust
                             2005-C, Floating Rate Note, 6/28/44                       $      508,676
      31,013          1.08   Bayview Financial Mortgage Pass-Through Trust
                             2006-B, Floating Rate Note, 4/28/36                               30,923
       4,346          1.05   Bayview Financial Mortgage Pass-Through Trust
                             2006-B, Floating Rate Note, 4/28/36                                4,333
     221,717          1.53   Bear Stearns Asset Backed Securities I Trust
                             2005-FR1, Floating Rate Note, 6/25/35                            220,446
      13,706          1.98   Bear Stearns Asset Backed Securities Trust
                             2004-2, Floating Rate Note, 8/25/34                               13,721
     103,063          1.27   Bear Stearns Asset Backed Securities Trust 2006-SD2,
                             Floating Rate Note, 6/25/36                                      101,280
      99,119          1.78   Bear Stearns Structured Products Trust 2007-EMX1,
                             Floating Rate Note, 3/25/37 (144A)                                98,401
     894,561                 CAM Mortgage Trust 2016-2, 3.25%, 6/15/57
                             (Step) (144A)                                                    888,270
     540,000                 CarMax Auto Owner Trust 2013-3, 2.15%, 5/15/19                   542,053
     528,764          0.96   Carrington Mortgage Loan Trust Series 2006-OPT1,
                             Floating Rate Note, 12/26/35                                     519,027
     306,124          1.40   CDC Mortgage Capital Trust 2002-HE1, Floating Rate
                             Note, 1/25/33                                                    284,756
      62,928          1.32   Chase Funding Trust Series 2003-3, Floating Rate
                             Note, 4/25/33                                                     57,290
     155,197                 Chase Funding Trust Series 2003-6, 4.277%,
                             11/27/34 (Step)                                                  158,575
     200,000          1.92   Chesapeake Funding II LLC, Floating Rate Note,
                             3/15/28 (144A)                                                   201,072
     500,000          1.93   Citibank Credit Card Issuance Trust, Floating Rate
                             Note, 1/23/20                                                    504,716
     200,000          1.20   Citibank Credit Card Issuance Trust, Floating Rate
                             Note, 9/10/20                                                    200,804
      61,079          0.98   Citigroup Mortgage Loan Trust 2006-SHL1, Floating
                             Rate Note, 11/27/45 (144A)                                        60,944
      46,830          1.80   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                             Note, 11/25/34                                                    45,437
     125,569          1.53   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                             Note, 5/25/35 (144A)                                             125,133
     157,848                 CNH Equipment Trust 2013-B, 0.99%, 11/15/18                      157,809
     186,041                 Colony American Finance 2015-1, Ltd., 2.896%,
                             10/18/47 (144A)                                                  185,517
     700,000          2.62   Colony American Homes 2014-1, Floating Rate
                             Note, 5/19/31 (144A)                                             700,030
     200,000          3.42   Colony Starwood Homes 2016-1 Trust, Floating
                             Rate Note, 7/17/33 (144A)                                        204,042
      62,689                 Conn's Receivables Funding 2016-A LLC,
                             4.68%, 4/16/18 (144A)                                             62,812

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 21

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     345,507                 Conn's Receivables Funding 2016-B LLC,
                             3.73%, 10/15/18 (144A)                                    $      346,601
     591,846          2.27   Conseco Finance Home Equity Loan Trust 2002-C,
                             Floating Rate Note, 4/15/32                                      581,872
      21,497                 Consumer Credit Origination Loan Trust 2015-1,
                             2.82%, 3/15/21 (144A)                                             21,504
     384,528          1.68   Countrywide Asset-Backed Certificates, Floating
                             Rate Note, 3/25/35                                               381,298
     359,128          1.88   Countrywide Asset-Backed Certificates, Floating
                             Rate Note, 9/25/34 (144A)                                        346,074
     300,000                 CPS Auto Receivables Trust 2016-C, 2.48%,
                             9/15/20 (144A)                                                   300,002
     250,000                 Credit Acceptance Auto Loan Trust 2016-2, 4.29%,
                             11/15/24 (144A)                                                  256,686
      68,771          1.05   Credit Suisse Mortgage Capital Certificates,
                             Floating Rate Note, 10/27/36 (144A)                               68,229
     499,510                 CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                         495,764
   1,110,153          1.01   CWABS Asset-Backed Certificates Trust 2005-14,
                             Floating Rate Note, 4/25/36                                    1,102,871
     161,832                 Diamond Resorts Owner Trust 2014-1, 2.54%,
                             5/20/27 (144A)                                                   159,810
     291,137          2.58   DRB Prime Student Loan Trust 2016-B, Floating Rate
                             Note, 6/25/40 (144A)                                             297,314
     400,000                 Drive Auto Receivables Trust 2016-C, 3.02%,
                             11/15/21 (144A)                                                  404,623
     378,545          3.87   Drug Royalty II LP 2, Floating Rate Note, 7/15/23 (144A)         381,099
     400,000                 DT Auto Owner Trust 2017-1, 2.26%, 2/15/21 (144A)                399,960
      51,366          1.68   Ellington Loan Acquisition Trust 2007-1, Floating Rate
                             Note, 5/26/37 (144A)                                              51,298
     400,000                 Elm 2016-1 Trust, 4.163%, 6/20/25 (144A)                         401,312
     500,000                 Engs Commercial Finance Trust 2016-1, 3.45%,
                             3/22/22 (144A)                                                   490,030
     400,000                 Enterprise Fleet Financing LLC, 1.74%, 2/22/22 (144A)            399,263
     148,998          4.14   Equity One Mortgage Pass-Through Trust 2004-1,
                             Floating Rate Note, 4/25/34                                      149,274
     486,710          4.62   Equity One Mortgage Pass-Through Trust 2004-2,
                             Floating Rate Note, 7/25/34                                      488,654
   1,401,584          1.02   Fieldstone Mortgage Investment Trust Series
                             2005-3, Floating Rate Note, 2/25/36                            1,377,293
      46,892          2.28   First Franklin Mortgage Loan Trust 2002-FFA,
                             Floating Rate Note, 9/25/32                                       47,483
     277,082          2.08   First Franklin Mortgage Loan Trust 2003-FFC,
                             Floating Rate Note, 11/25/32                                     273,092
      56,647          1.54   First Franklin Mortgage Loan Trust 2005-FFH3,
                             Floating Rate Note, 9/25/35                                       56,624
     300,000                 First Investors Auto Owner Trust 2013-3, 2.32%,
                             10/15/19 (144A)                                                  300,483

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     700,000                 Flagship Credit Auto Trust 2013-1, 5.38%,
                             7/15/20 (144A)                                            $      704,798
     205,051                 Flagship Credit Auto Trust 2016-3, 1.61%,
                             12/15/19 (144A)                                                  204,964
     283,975                 FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                         282,237
     100,000                 Ford Credit Auto Owner Trust 2013-D,
                             1.54%, 3/15/19                                                    99,967
     553,000          2.88   Four Corners CLO II, Ltd., Floating Rate Note,
                             1/26/20 (144A)                                                   551,093
     364,373                 Foursight Capital Automobile Receivables Trust
                             2016-1, 2.87%, 10/15/21 (144A)                                   365,038
       4,462          1.26   Gale Force 3 CLO, Ltd., Floating Rate Note,
                             4/19/21 (144A)                                                     4,458
     118,210                 GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                   118,257
      86,739                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                            85,611
     465,158                 GMAT 2013-1 Trust, 6.9669%, 8/25/53 (Step)                       466,238
     533,449                 GMAT 2015-1 Trust, 4.25%, 9/25/20 (Step) (144A)                  534,085
     122,351                 GO Financial Auto Securitization Trust 2015-2,
                             3.27%, 11/15/18 (144A)                                           122,492
     200,000                 Green Tree Agency Advance Funding Trust I,
                             3.0949%, 10/15/48 (144A)                                         200,016
     500,000                 Green Tree Agency Advance Funding Trust I,
                             4.0575%, 10/15/48 (144A)                                         496,425
     493,566          1.21   GSAA Trust, Floating Rate Note, 6/25/35                          468,274
      60,102          1.53   GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34                59,796
       9,352          1.07   GSAMP Trust 2006-SEA1, Floating Rate Note,
                             5/25/36 (144A)                                                     9,345
     175,255          2.13   GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                             Note, 6/25/33                                                    170,214
     102,931          1.08   GSRPM Mortgage Loan Trust 2006-1, Floating Rate
                             Note, 3/25/35 (144A)                                             101,364
      84,048          1.08   GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                             Note, 9/25/36 (144A)                                              83,158
     290,307                 Harley-Davidson Motorcycle Trust 2014-1,
                             1.1%, 9/15/19                                                    290,121
     200,000                 Hero Residual Funding 2016-1R, 4.5%,
                             9/21/42 (144A)                                                   202,040
      47,500                 HOA Funding LLC, 4.846%, 8/22/44 (144A)                           42,174
      10,815          0.95   Home Equity Asset Trust 2006-4, Floating Rate
                             Note, 8/25/36                                                     10,771
     130,039                 Home Equity Mortgage Trust, 5.821%, 4/25/35 (Step)               131,696
     217,878          2.43   Home Equity Mortgage Trust, Floating Rate
                             Note, 8/25/34                                                    213,286
      24,205                 Home Loan Trust 2003-HI1, 5.77%, 4/25/28 (Step)                   24,254
     343,688          2.42   Home Partners of America 2016-1 Trust, Floating Rate
                             Note, 3/17/33 (144A)                                             345,723

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 23

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     520,000          4.07   Home Partners of America 2016-1 Trust, Floating Rate
                             Note, 3/18/33 (144A)                                      $      524,932
     500,000          3.17   Home Partners of America 2016-2 Trust, Floating Rate
                             Note, 10/17/33 (144A)                                            502,238
     468,421          1.52   HomeBanc Mortgage Trust 2004-2, Floating Rate
                             Note, 12/25/34                                                   440,763
     250,745                 Honor Automobile Trust Securitization 2016-1A,
                             2.94%, 11/15/19 (144A)                                           251,052
     500,000                 Hyundai Auto Receivables Trust 2014-B,
                             2.1%, 11/15/19                                                   501,192
     470,944          1.64   Impac Secured Assets CMN Owner Trust, Floating Rate
                             Note, 2/25/35                                                    471,611
     600,000          2.37   Invitation Homes 2014-SFR2 Trust, Floating Rate
                             Note, 9/19/31 (144A)                                             600,615
     355,000                 Invitation Homes Trust 2014-SFR3 Class D,
                             3.51%, 12/17/31                                                  354,999
     170,301          2.28   Irwin Whole Loan Home Equity Trust 2003-C, Floating
                             Rate Note, 6/25/28                                               168,613
     117,256          3.78   Irwin Whole Loan Home Equity Trust 2003-C, Floating
                             Rate Note, 6/25/28                                               116,479
      34,275          5.28   Irwin Whole Loan Home Equity Trust 2003-D, Floating
                             Rate Note, 11/25/28                                               34,258
     357,665          1.48   Irwin Whole Loan Home Equity Trust 2005-B, Floating
                             Rate Note, 12/25/29                                              354,488
       1,638          1.46   IXIS Real Estate Capital Trust 2005-HE4, Floating
                             Rate Note, 2/25/36                                                 1,636
      61,189          0.92   JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                             Floating Rate Note, 5/25/36                                       61,147
     310,000          3.52   Kabbage Funding 2014-1 Resecuritization Trust,
                             Floating Rate Note, 3/8/18 (144A)                                309,758
     300,000                 Leaf Receivables Funding 11 LLC, 4.89%,
                             1/15/23 (144A)                                                   297,236
     256,022          1.22   Lehman ABS Manufactured Housing Contract Trust
                             2002-A, Floating Rate Note, 6/15/33                              253,060
     230,624                 Marriott Vacation Club Owner Trust 2012-1, 3.5%,
                             5/20/30 (144A)                                                   233,292
      88,996          1.41   Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2,
                             Floating Rate Note, 3/25/35                                       88,869
     392,148                 MVW Owner Trust 2014-1, 2.7%, 9/22/31 (144A)                     389,136
     854,113                 Nations Equipment Finance Funding II LLC, 3.276%,
                             1/22/19 (144A)                                                   855,175
     219,628                 Nations Equipment Finance Funding III LLC, 3.61%,
                             2/22/21 (144A)                                                   221,047
     500,000                 Navitas Equipment Receivables LLC 2015-1, 3.4%,
                             11/15/18 (144A)                                                  504,117
     600,000                 Navitas Equipment Receivables LLC 2016-1, 5.05%,
                             12/15/21 (144A)                                                  605,867

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     500,000          6.28   NCF Dealer Floorplan Master Trust, Floating Rate
                             Note, 3/21/22 (144A)                                      $      490,170
     334,713          1.48   New Century Home Equity Loan Trust 2005-1,
                             Floating Rate Note, 3/25/35                                      333,265
      73,384          4.38   New Century Home Equity Loan Trust, Floating
                             Rate Note, 8/25/34                                                73,418
     300,000                 NextGear Floorplan Master Owner Trust, 2.61%,
                             10/15/19 (144A)                                                  299,694
     400,000          1.87   NextGear Floorplan Master Owner Trust, Floating
                             Rate Note, 9/15/21 (144A)                                        400,363
     560,000          2.35   NovaStar Mortgage Funding Trust Series 2004-3,
                             Floating Rate Note, 12/25/34                                     534,110
     644,372          2.42   NovaStar Mortgage Funding Trust Series 2004-4,
                             Floating Rate Note, 3/25/35                                      640,893
     130,774          1.42   NovaStar Mortgage Funding Trust Series 2005-2,
                             Floating Rate Note, 10/25/35                                     130,333
     168,355                 NYCTL 2016-A Trust, 1.47%, 11/10/29 (144A)                       167,183
     500,000                 Ocwen Master Advance Receivables Trust, 2.5207%,
                             8/17/48 (144A)                                                   496,981
     500,000                 Ocwen Master Advance Receivables Trust, 3.704%,
                             11/15/47 (144A)                                                  502,010
     600,000                 Oportun Funding III LLC, 3.69%, 7/8/21 (144A)                    602,061
      24,740          1.04   Option One Mortgage Loan Trust 2005-4
                             Asset-Backed Certificates Series 2005-4,
                             Floating Rate Note, 11/25/35                                      24,721
     115,881                 Orange Lake Timeshare Trust 2012-A, 4.87%,
                             3/10/27 (144A)                                                   117,974
     451,778                 OSAT 2016-NPL1 Trust, 3.75%, 7/25/56
                             (Step) (144A)                                                    452,950
     355,675          2.47   Oscar US Funding Trust IV, Floating Rate Note,
                             7/15/20 (144A)                                                   355,860
     569,431          1.90   Park Place Securities Inc Asset-Backed Pass-Through
                             Certificates Series 2004-MHQ, Floating Rate
                             Note, 12/25/34                                                   567,779
     124,866          1.15   Park Place Securities, Inc. Asset-Backed Pass-Through
                             Certificates Series 2005-WHQ4, Floating Rate
                             Note, 9/25/35                                                    124,420
     750,000          2.52   PFS Financing Corp., Floating Rate Note,
                             2/18/20 (144A)                                                   755,121
     387,522                 Popular ABS Mortgage Pass-Through Trust 2004-4,
                             4.59504%, 9/25/34 (Step)                                         368,930
     300,000                 Prestige Auto Receivables Trust 2013-1, 3.04%,
                             7/15/20 (144A)                                                   301,174
     664,471                 Pretium Mortgage Credit Partners I 2016-NPL1,
                             4.375%, 2/27/31 (Step) (144A)                                    670,122
     332,002                 Pretium Mortgage Credit Partners I 2016-NPL4 LLC,
                             4.0%, 7/25/31 (Step) (144A)                                      332,467

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 25

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     350,000                 Progreso Receivables Funding IV LLC, 3.0%,
                             7/8/20 (144A)                                             $      349,995
     500,000          3.27   Progress Residential 2016-SFR1 Trust, Floating Rate
                             Note, 9/17/33 (144A)                                             506,431
     110,584                 Purchasing Power Funding 2015-A LLC, 3.5%,
                             12/15/19 (144A)                                                  110,446
     398,538          1.44   Quest Trust REMICS, Floating Rate Note, 3/25/34 (144A)           391,471
      45,342          1.73   RAAC Series 2005-RP1 Trust, Floating Rate Note,
                             7/25/37 (144A)                                                    45,207
     141,653          1.03   RAAC Series 2006-RP2 Trust, Floating Rate Note,
                             2/25/37 (144A)                                                   140,645
      81,238          5.06   RAMP Series 2003-RS9 Trust, Floating Rate Note,
                             10/25/33                                                          80,223
      59,023          1.71   RAMP Series 2004-RS11 Trust, Floating Rate Note,
                             11/25/34                                                          59,058
     237,316                 RBSHD 2013-1 Trust, 7.6853%, 10/25/47
                             (Step) (144A)                                                    237,463
      54,730          3.02   RFSC Series 2004-RP1 Trust, Floating Rate
                             Note, 11/25/42                                                    54,221
     179,266          1.60   SASCO Mortgage Loan Trust 2005-GEL1, Floating
                             Rate Note, 12/25/34                                              175,930
     117,421          1.24   Saxon Asset Securities Trust 2005-3, Floating Rate
                             Note, 11/25/35                                                   116,704
      30,020          1.01   Saxon Asset Securities Trust 2005-4, Floating Rate
                             Note, 11/25/37                                                    30,011
     255,746                 Sierra Auto Receivables Securitization Trust 2016-1,
                             2.85%, 1/18/22 (144A)                                            257,303
     750,000          2.82   Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                             9/18/31 (144A)                                                   749,070
     400,000                 Skopos Auto Receivables Trust 2015-1, 5.43%,
                             12/15/23 (144A)                                                  400,934
     154,387                 Skopos Auto Receivables Trust 2015-2, 3.55%,
                             2/17/20 (144A)                                                   154,683
     335,709                 SNAAC Auto Receivables Trust 2013-1, 4.56%,
                             4/15/20 (144A)                                                   336,148
     300,000                 Sofi Consumer Loan Program 2017-1 LLC, 3.28%,
                             1/26/26 (144A)                                                   301,279
     170,948          1.87   SoFi Professional Loan Program 2016-C LLC, Floating
                             Rate Note, 10/25/36 (144A)                                       173,112
      85,454          1.04   Soundview Home Loan Trust 2005-OPT4, Floating Rate
                             Note, 12/25/35                                                    84,644
     730,927          1.08   Specialty Underwriting & Residential Finance Trust
                             Series 2006-BC1, Floating Rate Note, 12/25/36                    723,681
     500,000                 SPS Servicer Advance Receivables Trust Advance
                             Receivables Backed Notes 2015-T3, 3.41%,
                             7/15/47 (144A)                                                   502,288

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     300,000                 SPS Servicer Advance Receivables Trust Advance
                             Receivables Backed Notes 2016-T2, 3.1%,
                             11/15/49 (144A)                                           $      296,974
     320,990                 STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                  331,711
     207,836          1.50   Structured Asset Investment Loan Trust 2005-6,
                             Floating Rate Note, 7/25/35                                      207,399
     136,729                 Sunset Mortgage Loan Co 2014-NPL2 LLC, 3.721%,
                             11/16/44 (Step) (144A)                                           136,695
     419,009                 SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)                415,119
     682,293          2.07   SWAY Residential 2014-1 Trust, Floating Rate Note,
                             1/20/32 (144A)                                                   683,917
     415,825                 Tax Ease Funding LLC Series 16-1A, 3.13%, 6/15/28                413,036
      60,789                 Terwin Mortgage Trust Series TMTS 2005-14HE,
                             4.8492%, 8/25/36 (Step)                                           61,599
       2,122                 Tidewater Auto Receivables Trust 2016-A, 2.3%,
                             9/15/19 (144A)                                                     2,122
     700,000          1.72   Trafigura Securitisation Finance Plc. 2014-1, Floating
                             Rate Note, 4/16/18 (144A)                                        698,713
     500,000                 United Auto Credit Securitization Trust 2016-1, 3.55%,
                             8/15/19 (144A)                                                   503,157
     400,000                 United Auto Credit Securitization Trust 2016-2, 2.2%,
                             5/10/19 (144A)                                                   399,889
   1,000,000                 VOLT LIV LLC, 3.5%, 2/25/47 (Step) (144A)                      1,000,000
      78,829                 VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)                       78,983
     437,392                 VOLT XLVII LLC, 3.75%, 6/25/46 (Step) (144A)                     437,262
     741,211                 VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                        741,112
     357,045                 VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                     357,713
     819,111                 VOLT XXXIX LLC, 4.125%, 10/25/45 (Step) (144A)                   822,969
     721,226                 VOLT XXXV, 3.5%, 9/25/46 (Step) (144A)                           718,112
     359,211                 VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                    360,081
     223,810                 VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                   223,838
     714,654                 VOLT XXXVIII LLC, 3.875%, 9/25/45 (Step) (144A)                  716,413
     600,000                 Westlake Automobile Receivables Trust 2016-1, 3.29%,
                             9/15/21 (144A)                                                   605,114
                                                                                       --------------
                                                                                       $   60,517,382
                                                                                       --------------
                             Total Banks                                               $   60,517,382
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.3%
                             Other Diversified Financial Services -- 0.7%
     424,284          0.97   321 Henderson Receivables I LLC, Floating Rate Note,
                             6/15/41 (144A)                                            $      413,185
     700,000                 American Credit Acceptance Receivables Trust 2014-1,
                             5.2%, 4/12/21 (144A)                                             707,011
   1,050,000                 American Credit Acceptance Receivables Trust 2014-2,
                             4.96%, 5/10/21 (144A)                                          1,061,027
      27,698                 BCC Funding VIII LLC, 1.794%, 6/22/20 (144A)                      27,698

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 27

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- (continued)
     600,000          2.67   Colony American Homes 2014-2, Floating Rate Note,
                             7/19/31 (144A)                                            $      600,038
     179,167                 Diamond Resorts Owner Trust 2013-2, 2.62%,
                             5/20/26 (144A)                                                   178,396
     105,778          1.01   Mastr Asset Backed Securities Trust 2006-AB1
                             REMICS, Floating Rate Note, 2/25/36                              105,534
     149,262          1.08   Mastr Specialized Loan Trust, Floating Rate Note,
                             1/25/36 (144A)                                                   146,752
     271,324                 PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29 (144A)                 269,536
     182,701                 Sierra Timeshare 2012-3 Receivables Funding LLC,
                             1.87%, 8/20/29 (144A)                                            181,643
      68,674                 Sierra Timeshare 2013-1 Receivables Funding LLC,
                             2.39%, 11/20/29 (144A)                                            68,555
      56,169                 Sierra Timeshare 2013-2 Receivables Funding LLC,
                             2.92%, 11/20/25 (144A)                                            56,118
     126,379                 Sierra Timeshare 2013-2 Receivables Funding LLC,
                             4.75%, 11/20/25 (144A)                                           124,078
     119,234                 TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                        118,087
                                                                                       --------------
                                                                                       $    4,057,658
-----------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.0%+
      94,906                 Alterna Funding I LLC, 1.639%, 2/15/21 (144A)             $       93,008
-----------------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.6%
     760,000          1.57   American Express Credit Account Secured Note Trust
                             2012-4, Floating Rate Note, 5/15/20 (144A)                $      761,697
     500,000                 AmeriCredit Automobile Receivables Trust 2012-4,
                             3.82%, 2/10/20 (144A)                                            501,156
     550,000                 AmeriCredit Automobile Receivables Trust 2013-4,
                             3.31%, 10/8/19                                                   558,212
     106,627                 CPS Auto Receivables Trust 2013-A, 1.89%,
                             6/15/20 (144A)                                                   106,593
      30,466                 CPS Auto Receivables Trust 2013-B, 1.82%,
                             9/15/20 (144A)                                                    30,459
     181,000                 CPS Auto Receivables Trust 2014-C, 3.77%,
                             8/17/20 (144A)                                                   181,603
   1,000,000                 Credit Acceptance Auto Loan Trust 2014-2, 2.67%,
                             9/15/22 (144A)                                                 1,004,416
                                                                                       --------------
                                                                                       $    3,144,136
-----------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.0%+
     262,762          1.20   Chesapeake Funding LLC, Floating Rate Note,
                             3/9/26 (144A)                                             $      262,021
                                                                                       --------------
                             Total Diversified Financials                              $    7,556,823
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.0%+
                             Independent Power Producers & Energy Traders -- 0.0%+
      30,441                 Centerpoint Energy Transition Bond Co. II LLC,
                             5.17%, 8/1/19                                             $       30,931
                                                                                       --------------
                             Total Utilities                                           $       30,931
-----------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.1%
                             Specialized REIT -- 0.1%
     326,863                 Hilton Grand Vacations Trust 2014-A, 2.07%,
                             11/25/26 (144A)                                           $      323,042
-----------------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.0%+
      22,786          0.97   HSI Asset Securitization Corp. Trust 2006-OPT1,
                             Floating Rate Note, 12/25/35                              $       22,696
                                                                                       --------------
                             Total Real Estate                                         $      345,738
-----------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.0%+
                             Government -- 0.0%+
     156,135          1.07   FHLMC Structured Pass Through Securities, Floating
                             Rate Note, 12/25/29                                       $      152,843
                                                                                       --------------
                             Total Government                                          $      152,843
-----------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $71,679,364)                                        $   71,749,443
-----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 28.8%
                             ENERGY -- 0.1%
                             Oil & Gas Exploration & Production -- 0.1%
     300,000          2.47   Arbor Realty Commercial Real Estate Notes 2016-FL1,
                             Ltd., Floating Rate Note, 9/15/26 (144A)                  $      301,254
                                                                                       --------------
                             Total Energy                                              $      301,254
-----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.0%+
                             Construction & Engineering -- 0.0%+
     284,989          3.22   Velocity Commercial Capital Loan Trust 2016-1,
                             Floating Rate Note, 4/25/46 (144A)                        $      288,473
                                                                                       --------------
                             Total Capital Goods                                       $      288,473
-----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.1%
                             Hotels, Resorts & Cruise Lines -- 0.1%
     309,319                 Welk Resorts 2013-A LLC, 3.1%, 3/15/29 (144A)             $      309,253
                                                                                       --------------
                             Total Consumer Services                                   $      309,253
-----------------------------------------------------------------------------------------------------
                             BANKS -- 17.2%
                             Diversified Banks -- 0.1%
     700,708          5.89   CD 2007-CD5 Mortgage Trust REMICS, Floating Rate
                             Note, 11/15/44                                            $      707,407
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 17.1%
     136,410                 A10 Term Asset Financing 2013-2 LLC, 2.62%,
                             11/15/27 (144A)                                           $      136,031

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 29

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     154,097          1.34   Adjustable Rate Mortgage Trust 2005-5, Floating Rate
                             Note, 9/25/35                                             $      151,291
      44,809          1.23   Alternative Loan Trust 2003-14T1, Floating Rate
                             Note, 8/25/18                                                     40,132
     179,771          1.36   Alternative Loan Trust 2004-6CB, Floating Rate
                             Note, 4/25/34                                                    178,600
     462,260          3.02   AMSR 2016-SFR1 Trust, Floating Rate Note,
                             11/17/33 (144A)                                                  463,273
     500,000          2.52   Arbor Realty Collateralized Loan Obligation 2015-FL1,
                             Ltd., Floating Rate Note, 3/17/25 (144A)                         493,498
     800,000          2.97   BAMLL Commercial Mortgage Securities Trust 2014-FL1,
                             Floating Rate Note, 12/17/31 (144A)                              803,437
     580,000          1.87   BAMLL Commercial Mortgage Securities Trust 2014-ICTS,
                             Floating Rate Note, 6/15/28 (144A)                               580,092
     930,000          3.37   BAMLL Commercial Mortgage Securities Trust 2014-INLD
                             REMICS, Floating Rate Note, 12/17/29 (144A)                      942,330
     775,000          3.30   BAMLL Commercial Mortgage Securities Trust 2014-INLD,
                             Floating Rate Note, 12/17/29 (144A)                              747,815
   1,100,000          3.77   BAMLL Commercial Mortgage Securities Trust 2016-ASHF,
                             Floating Rate Note, 3/15/28 (144A)                             1,117,735
     800,000          1.24   BAMLL Re-REMIC Trust 2014-FRR5, Floating Rate Note,
                             3/29/45 (144A)                                                   786,651
     486,096          3.03   BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate Note,
                             10/26/44 (144A)                                                  485,836
     500,000          5.62   Banc of America Commercial Mortgage Trust 2006-1,
                             Floating Rate Note, 9/10/45                                      499,445
     573,985          6.20   Banc of America Commercial Mortgage Trust 2008-1,
                             Floating Rate Note, 2/10/51                                      586,232
     233,713          1.40   Banc of America Funding 2005-A Trust, Floating Rate
                             Note, 2/20/35                                                    227,897
   1,442,414                 Bayview Commercial Asset Trust 2007-2, 7/27/37
                             (Step) (144A) (c)                                                      1
     386,666          2.53   Bayview Opportunity Master Fund IVb Trust 2016-CRT1,
                             Floating Rate Note, 10/27/27 (144A)                              386,529
     450,000          2.93   Bayview Opportunity Master Fund IVb Trust 2017-CRT1,
                             Floating Rate Note, 10/25/28 (144A)                              449,599
     750,000          2.77   BBCMS Trust 2015-SLP, Floating Rate Note,
                             2/15/28 (144A)                                                   741,326
     143,668          3.42   BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                             9/26/35 (144A)                                                   144,600
     179,897          1.62   Bear Stearns ALT-A Trust 2004-11, Floating Rate
                             Note, 11/25/34                                                   175,954
     560,245          1.48   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                             Note, 1/25/35                                                    544,300
     199,523          1.62   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                             Note, 1/25/35                                                    189,317

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     618,250          1.62   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                             Note, 1/25/35                                             $      587,691
      73,049          1.52   Bear Stearns ALT-A Trust 2004-13, Floating Rate
                             Note, 11/25/34                                                    71,629
     777,420          1.38   Bear Stearns ALT-A Trust 2004-4, Floating Rate
                             Note, 6/25/34                                                    766,124
     127,587          1.28   Bear Stearns ALT-A Trust 2005-2, Floating Rate
                             Note, 3/25/35                                                    125,170
     152,644          3.06   Bear Stearns ARM Trust 2003-3, Floating Rate
                             Note, 5/25/33                                                    152,275
      56,861          3.32   Bear Stearns ARM Trust 2004-3, Floating Rate
                             Note, 7/25/34                                                     55,132
     480,494          5.21   Bear Stearns Commercial Mortgage Securities Trust
                             2005-PWR7, Floating Rate Note, 2/11/41                           479,935
     745,051          5.70   Bear Stearns Commercial Mortgage Securities Trust
                             2007-PWR16 REMICS, Floating Rate Note, 6/11/40                   745,168
      59,971          3.35   Bear Stearns Mortgage Securities, Inc., Floating Rate
                             Note, 6/25/30                                                     60,782
     900,000          2.73   BHMS 2014-ATLS Mortgage Trust REMICS, Floating
                             Rate Note, 7/8/33 (144A)                                         885,696
   1,610,000          2.12   BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)           1,602,181
     800,000          3.62   BXHTL 2015-JWRZ Mortgage Trust, Floating Rate Note,
                             5/15/29 (144A)                                                   804,006
   1,340,000          3.27   CDGJ Commercial Mortgage Trust 2014-BXCH, Floating
                             Rate Note, 12/15/27 (144A)                                     1,334,550
     149,389                 Cendant Mortgage Corp., 6.25%, 3/25/32 (144A)                    151,099
     500,000          1.72   Cent CDO 14, Ltd., Floating Rate Note, 4/15/21 (144A)            469,142
     963,306                 Cent CLO, 2.52%, 8/1/24 (144A)                                   965,898
     800,000          2.92   CFCRE 2015-RUM Mortgage Trust, Floating Rate Note,
                             7/15/30 (144A)                                                   786,610
     765,000          5.37   CFCRE 2015-RUM Mortgage Trust, Floating Rate Note,
                             7/15/30 (144A)                                                   747,381
      75,320          1.72   CG-CCRE Commercial Mortgage Trust 2014-FL1, Floating
                             Rate Note, 6/16/31 (144A)                                         75,303
     480,281          2.42   CGGS Commercial Mortgage Trust 2016-RND, Floating
                             Rate Note, 2/15/33 (144A)                                        481,416
     500,000          3.87   CGWF Commercial Mortgage Trust 2013-RKWH REMICS,
                             Floating Rate Note, 11/15/30 (144A)                              498,272
      91,754          2.78   CHL Mortgage Pass-Through Trust 2004-14, Floating Rate
                             Note, 8/25/34                                                     88,403
      39,172                 Citicorp Mortgage Securities REMIC Pass-Through
                             Certificates Trust Series 2005-4, 5.0%, 7/25/20                   40,222
      80,908                 Citicorp Mortgage Securities REMIC Pass-Through
                             Certificates Trust Series 2005-7, 5.0%, 10/25/35                  81,344
     396,692          6.04   Citigroup Commercial Mortgage Trust 2008-C7, Floating
                             Rate Note, 12/10/49                                              402,356

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 31

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     300,000          4.07   Citigroup Commercial Mortgage Trust 2015-SHP2,
                             Floating Rate Note, 7/15/27 (144A)                        $      301,955
   1,500,000          2.87   Citigroup Commercial Mortgage Trust 2015-SSHP
                             REMICS, Floating Rate Note, 9/15/27 (144A)                     1,476,559
     148,219                 Citigroup Mortgage Loan Trust 2010-4 REMICS,
                             5.0%, 10/25/35 (144A)                                            150,188
      16,651                 Citigroup Mortgage Loan Trust, Inc., 7.0%, 10/25/19               16,557
     150,876          3.09   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                             Note, 2/25/35                                                    109,993
     400,000                 Colony American Finance 2016-1, Ltd., 5.972%,
                             6/15/48 (Step) (144A)                                            409,529
     216,196          2.73   Colony Mortgage Capital Series 2015-FL3, Ltd.,
                             Floating Rate Note, 9/5/32 (144A)                                215,115
     400,000          2.52   Colony Starwood Homes 2016-2 Trust, Floating Rate
                             Note, 12/19/33 (144A)                                            401,281
     349,155          2.72   COMM 2014-FL4 Mortgage Trust, Floating Rate Note,
                             7/15/31 (144A)                                                   350,700
   1,410,000          2.92   COMM 2014-FL5 Mortgage Trust, Floating Rate Note,
                             10/15/31 (144A)                                                1,401,766
     400,000          1.57   COMM 2014-PAT Mortgage Trust REMICS, Floating Rate
                             Note, 8/13/27 (144A)                                             400,125
     820,000          2.36   COMM 2014-PAT Mortgage Trust, Floating Rate Note,
                             8/13/27 (144A)                                                   805,208
   1,850,000          2.37   COMM 2014-TWC Mortgage Trust, Floating Rate Note,
                             2/13/32 (144A)                                                 1,852,892
     500,000          3.42   Cosmopolitan Hotel Trust 2016-COSMO, Floating Rate
                             Note, 11/15/33 (144A)                                            506,874
     132,002                 Credit Suisse First Boston Mortgage Securities Corp.,
                             4.877%, 4/15/37                                                  128,536
      22,334                 Credit Suisse First Boston Mortgage Securities Corp.,
                             5.5%, 6/25/33                                                     22,585
     223,495                 Credit Suisse First Boston Mortgage Securities Corp.,
                             7.5%, 5/25/32                                                    237,663
      21,960                 CSFB Mortgage-Backed Trust Series 2004-7,
                             5.25%, 10/25/19                                                   22,210
     400,000          3.02   CSMC 2015-TWNI Trust, Floating Rate Note,
                             3/15/28 (144A)                                                   399,731
     900,164          2.50   CSMC Series 2013-14R REMICS, Floating Rate Note,
                             10/27/37 (144A)                                                  897,913
     920,734          3.00   CSMC Trust 2014-OAK1, Floating Rate Note,
                             11/25/44 (144A)                                                  918,687
     900,000          2.62   CSMC Trust 2015-DEAL, Floating Rate Note,
                             4/16/29 (144A)                                                   901,687
     750,000          3.62   CSMC Trust 2015-SAND, Floating Rate Note,
                             8/15/30 (144A)                                                   752,426
     540,000          2.38   EQTY 2014-INNS Mortgage Trust REMICS, Floating Rate
                             Note, 5/8/31 (144A)                                              538,356

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   1,020,000          1.98   EQTY 2014-INNS Mortgage Trust, Floating Rate Note,
                             5/8/31 (144A)                                             $    1,018,162
      52,936          3.09   First Horizon Mortgage Pass-Through Trust 2004-AR1,
                             Floating Rate Note, 2/25/34                                       52,311
     645,091          3.00   FirstKey Mortgage Trust 2014-1 REMICS, Floating Rate
                             Note, 11/25/44 (144A)                                            646,603
     971,033          2.28   FORT CRE 2016-1 LLC, Floating Rate Note,
                             5/21/36 (144A)                                                   971,033
     500,000          2.13   Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Floating Rate Note, 8/25/29                                      501,097
     397,766                 Freddie Mac, 3.0%, 10/15/25                                      404,252
      86,032          2.07   GAHR Commercial Mortgage Trust 2015-NRF, Floating
                             Rate Note, 12/15/34 (144A)                                        86,370
     750,000          2.42   Gale Force 3 Clo, Ltd., Floating Rate Note,
                             4/19/21 (144A)                                                   735,439
     139,423                 Global Mortgage Securitization, Ltd., 5.25%,
                             4/25/32 (144A)                                                   136,477
     438,592          1.05   Global Mortgage Securitization, Ltd., Floating Rate Note,
                             4/25/32 (144A)                                                   415,767
     189,424          3.77   GMACM Mortgage Loan Trust 2004-AR1, Floating Rate
                             Note, 6/25/34                                                    188,492
   1,000,000          2.07   GP Portfolio Trust 2014-GGP, Floating Rate Note,
                             2/15/27 (144A)                                                 1,001,425
   1,000,000          4.02   GS Mortgage Securities Corp Trust 2016-ICE2, Floating
                             Rate Note, 2/15/33 (144A)                                      1,014,676
     400,000          6.52   GS Mortgage Securities Corp Trust 2016-ICE2, Floating
                             Rate Note, 2/15/33 (144A)                                        413,002
     490,275          5.87   GS Mortgage Securities Trust 2007-GG10 REMICS,
                             Floating Rate Note, 8/10/45                                      490,493
     495,000          2.52   GS Mortgage Securities Trust 2014-GSFL, Floating Rate
                             Note, 7/15/31 (144A)                                             490,061
     217,489          1.56   GSAA Home Equity Trust 2004-6, Floating Rate
                             Note, 6/25/34                                                    212,533
     250,000          3.22   Holmes Master Issuer Plc, Floating Rate Note,
                             10/15/54 (144A)                                                  252,632
   1,370,880          1.02   HomeBanc Mortgage Trust 2005-3, Floating Rate
                             Note, 7/25/35                                                  1,349,112
     258,301          1.88   Homestar Mortgage Acceptance Corp. REMICS, Floating
                             Rate Note, 9/25/34                                               253,169
   1,091,078          1.42   Homestar Mortgage Acceptance Corp., Floating Rate
                             Note, 3/25/34                                                  1,044,237
     150,922          1.48   Homestar Mortgage Acceptance Corp., Floating Rate
                             Note, 6/25/34                                                    148,401
     109,077          1.68   Homestar Mortgage Acceptance Corp., Floating Rate
                             Note, 7/25/34                                                    107,941
     433,491          1.40   Impac CMB Trust Series 2004-4, Floating Rate
                             Note, 9/25/34                                                    409,172

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 33

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
      60,260          3.40   Impac CMB Trust Series 2004-8, Floating Rate
                             Note, 8/25/34                                             $       57,861
      73,523          3.57   IndyMac INDX Mortgage Loan Trust 2004-AR6, Floating
                             Rate Note, 10/25/34                                               70,617
     250,000          4.02   Invitation Homes 2014-SFR1 Trust REMICS, Floating
                             Rate Note, 6/17/31 (144A)                                        249,999
   1,000,000          2.27   J.P. Morgan Chase Commercial Mortgage Securities
                             Trust 2016-ASH, Floating Rate Note, 10/15/34 (144A)            1,004,689
     500,000          2.87   J.P. Morgan Chase Commercial Mortgage Securities
                             Trust 2016-WPT, Floating Rate Note, 10/15/33 (144A)              505,620
     950,000          2.12   J.P. Morgan Chase Commercial Mortgage Securities
                             Trust 2016-WSP, Floating Rate Note, 8/15/33 (144A)               949,721
      69,007          4.84   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2004-LN2, Floating Rate Note, 7/15/41 (144A)                68,883
      76,315          0.92   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2006-LDP9, Floating Rate Note, 5/15/47                      75,823
     500,205          5.79   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2007-CIBC20, Floating Rate Note, 2/12/51                   505,568
     829,224          5.88   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2007-LDP12, Floating Rate Note, 2/15/51                    835,925
     849,995                 JP Morgan Chase Commercial Mortgage Securities
                             Trust 2010-C2, 3.6159%, 11/15/43 (144A)                          860,279
     563,472          3.50   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2013-A5, Floating Rate Note, 7/25/20                       570,713
   1,670,000          2.02   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-BXH, Floating Rate Note, 4/15/27 (144A)             1,655,422
     700,000          2.72   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-CBM, Floating Rate Note, 10/15/29 (144A)              696,486
     270,000          2.97   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-FL4 REMICS, Floating Rate Note,
                             12/16/30 (144A)                                                  267,432
     144,152          2.52   JP Morgan Chase Commercial Mortgage Securities Trust
                             2014-FL4, Floating Rate Note, 12/16/30 (144A)                    143,806
     650,000          2.87   JP Morgan Chase Commercial Mortgage Securities Trust
                             2014-FL5 REMICS, Floating Rate Note, 7/15/31 (144A)              642,951
     490,000          2.12   JP Morgan Chase Commercial Mortgage Securities Trust
                             2014-FL5, Floating Rate Note, 7/15/31 (144A)                     492,155
     948,324          2.17   JP Morgan Chase Commercial Mortgage Securities Trust
                             2014-FL6, Floating Rate Note, 11/17/31 (144A)                    949,511
     900,000          1.69   JP Morgan Chase Commercial Mortgage Securities Trust
                             2014-INN, Floating Rate Note, 6/15/29 (144A)                     900,846
     650,000          2.47   JP Morgan Chase Commercial Mortgage Securities Trust
                             2014-INN, Floating Rate Note, 6/15/29 (144A)                     649,999
   1,100,000          2.37   JP Morgan Chase Commercial Mortgage Securities Trust
                             2014-PHH, Floating Rate Note, 8/16/27 (144A)                   1,099,979
     143,455          2.02   JP Morgan Chase Commercial Mortgage Securities Trust
                             2015-FL7 REMICS, Floating Rate Note, 5/15/28 (144A)              143,213

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     850,000          2.57   JP Morgan Chase Commercial Mortgage Securities Trust
                             2015-FL7, Floating Rate Note, 5/15/28 (144A)              $      846,024
     500,000          3.52   JP Morgan Chase Commercial Mortgage Securities Trust
                             2015-SGP, Floating Rate Note, 7/15/36 (144A)                     504,377
      70,352                 JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34                   72,013
   1,022,343          1.28   JP Morgan Seasoned Mortgage Trust 2014-1, Floating
                             Rate Note, 5/25/33 (144A)                                        969,933
     451,656          4.00   La Hipotecaria Panamanian Mortgage Trust 2007-1,
                             Floating Rate Note, 12/23/36 (144A)                              439,800
     268,321          5.86   LB-UBS Commercial Mortgage Trust 2007-C6, Floating
                             Rate Note, 7/15/40                                               269,452
     715,840          5.87   LB-UBS Commercial Mortgage Trust 2007-C7 REMICS,
                             Floating Rate Note, 9/15/45                                      728,816
      98,775          1.00   Lehman Brothers Small Balance Commercial Mortgage
                             Trust 2006-1, Floating Rate Note, 4/25/31 (144A)                  94,908
      95,705          1.01   Lehman Brothers Small Balance Commercial Mortgage
                             Trust 2006-1, Floating Rate Note, 4/25/31 (144A)                  92,330
      37,863          1.73   Lehman Brothers Small Balance Commercial Mortgage
                             Trust 2007-3 Class 1A4, Floating Rate Note,
                             10/25/37 (144A)                                                   37,390
      60,002          1.83   Lehman Brothers Small Balance Commercial Mortgage
                             Trust 2007-3, Floating Rate Note, 10/25/37 (144A)                 59,679
   1,520,946          2.77   LSTAR Commercial Mortgage Trust 2016-7, Floating Rate
                             Note, 12/1/21 (144A)                                           1,505,737
   1,299,784          2.77   LSTAR Securities Investment Trust 2016-5, Floating Rate
                             Note, 11/1/21 (144A)                                           1,295,008
     689,622          2.78   LSTAR Securities Investment, Ltd. 2015-7, Floating Rate
                             Note, 7/1/17 (144A)                                              687,036
     427,478          2.78   LSTAR Securities Investment, Ltd. 2015-8, Floating Rate
                             Note, 8/3/20 (144A)                                              428,775
     511,115          2.78   LSTAR Securities Investment, Ltd. 2016-1, Floating Rate
                             Note, 1/1/21 (144A)                                              504,270
     785,846          2.78   LSTAR Securities Investment, Ltd. 2016-2 REMICS,
                             Floating Rate Note, 3/1/21 (144A)                                782,530
     959,663          2.77   LSTAR Securities Investment, Ltd. 2016-3, Floating Rate
                             Note, 9/1/21 (144A)                                              950,666
   1,340,457          2.77   LSTAR Securities Investment, Ltd. 2016-4, Floating Rate
                             Note, 10/1/21 (144A)                                           1,331,091
   1,461,846          2.78   LSTAR Securities Investment, Ltd. 2016-6, Floating Rate
                             Note, 11/1/21 (144A)                                           1,444,872
   1,291,816          2.78   LSTAR Securities Investment, Ltd. 2017-1, Floating Rate
                             Note, 1/1/22 (144A)                                            1,277,313
   1,000,000          2.77   LSTAR Securities Investment, Ltd. 2017-2, Floating Rate
                             Note, 2/1/22 (144A)                                              987,632
     102,942          1.13   MASTR Alternative Loan Trust 2005-1, Floating Rate
                             Note, 2/25/35                                                    102,133
      20,367          1.18   MASTR Asset Securitization Trust 2003-6, Floating Rate
                             Note, 7/25/18                                                     19,956

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 35

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     440,334          1.52   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-A, Floating Rate Note, 3/25/28                       $      417,864
     174,592          2.18   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-A, Floating Rate Note, 3/25/28                              163,482
     391,967          1.44   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-C REMICS, Floating Rate Note, 6/25/28                       373,170
     442,176          2.02   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-C, Floating Rate Note, 6/25/28                              436,042
     133,089          1.42   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-G, Floating Rate Note, 1/25/29                              127,449
      31,135          2.67   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-G, Floating Rate Note, 1/25/29                               30,885
     261,995          1.42   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-H, Floating Rate Note, 1/25/29                              257,411
     391,927          1.34   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-C, Floating Rate Note, 7/25/29                              364,565
     427,380          1.97   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-E, Floating Rate Note, 11/25/29                             412,999
     452,277          1.34   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-G, Floating Rate Note, 1/25/30                              427,220
     146,962          1.92   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-G, Floating Rate Note, 1/25/30                              141,989
     296,352          1.24   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2005-A, Floating Rate Note, 3/25/30                              287,483
     102,841          5.39   Merrill Lynch Mortgage Trust 2005-CKI1, Floating Rate
                             Note, 11/12/37                                                   102,765
     885,465          5.83   Merrill Lynch Mortgage Trust 2007-C1, Floating Rate
                             Note, 6/12/50                                                    889,520
     142,636          5.52   ML-CFC Commercial Mortgage Trust 2006-3, Floating
                             Rate Note, 7/12/46                                               142,533
     562,631                 Morgan Stanley Capital I Trust 2007-HQ13,
                             5.569%, 12/15/44                                                 570,356
     488,417          5.57   Morgan Stanley Capital I Trust 2007-TOP25, Floating
                             Rate Note, 11/12/49                                              487,551
     500,000          2.97   Morgan Stanley Capital I Trust 2015-XLF1, Floating
                             Rate Note, 8/14/31 (144A)                                        500,923
     600,000          3.52   Morgan Stanley Capital I Trust 2015-XLF1, Floating
                             Rate Note, 8/17/26 (144A)                                        599,973
     500,000          2.12   Morgan Stanley Capital I Trust 2017-PRME, Floating
                             Rate Note, 2/15/34 (144A)                                        496,792
     463,744          1.32   Morgan Stanley Mortgage Loan Trust 2005-5AR,
                             Floating Rate Note, 9/25/35                                      460,467
     282,648          1.06   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                             Floating Rate Note, 11/25/35                                     277,021
      31,927          1.05   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                             Floating Rate Note, 11/25/35                                      31,886
     565,941          1.56   MortgageIT Trust 2004-1, Floating Rate Note, 11/25/34            552,854

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     216,330          0.92   Nomura Resecuritization Trust 2014-1R, Floating Rate
                             Note, 10/26/36 (144A)                                     $      212,057
     840,402          1.17   Opteum Mortgage Acceptance Corp Asset Backed
                             Pass-Through Certificates 2005-4, Floating Rate
                             Note, 11/25/35                                                   798,762
     500,000          3.14   Palmer Square Loan Funding 2016-2, Ltd., Floating
                             Rate Note, 6/21/24 (144A)                                        499,984
     138,094          2.22   PFP 2015-2, Ltd., Floating Rate Note, 7/14/34 (144A)             137,994
     884,307                 Pretium Mortgage Credit Partners I 2016-NPL5 LLC,
                             3.875%, 9/27/31 (Step) (144A)                                    884,915
     400,000          2.52   Progress Residential 2016-SFR2 Trust, Floating Rate
                             Note, 1/17/34 (144A)                                             400,439
     307,047                 RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                        309,247
      23,559          1.33   RALI Series 2002-QS16 Trust, Floating Rate
                             Note, 10/25/17                                                    23,452
       9,058                 RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                         9,078
     468,192          1.38   RALI Series 2005-QA1 Trust, Floating Rate
                             Note, 1/25/35                                                    449,634
       1,470          6.65   RAMP Series 2004-SL4 Trust, Floating Rate
                             Note, 5/25/18                                                      1,467
     882,131          2.22   RESI Finance LP 2003-CB1, Floating Rate
                             Note, 7/9/35                                                     755,074
     252,200          1.65   RESI MAC, 2014-1A, Floating Rate Note, 6/12/19                   251,353
     459,693          1.82   Resource Capital Corp 2014-CRE2, Ltd., Floating
                             Rate Note, 4/15/32 (144A)                                        458,783
      90,892                 RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                          90,892
     128,685          2.65   Sequoia Mortgage Trust 2004-7, Floating Rate
                             Note, 8/20/34                                                    129,722
     198,122          2.25   Sequoia Mortgage Trust 2013-8, Floating Rate
                             Note, 6/25/43                                                    189,864
     101,453          3.00   Sequoia Mortgage Trust 2013-8, Floating Rate
                             Note, 6/25/43                                                     99,908
      80,613          2.07   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42               77,291
     133,415                 SilverLeaf Finance XVII LLC, 2.68%, 3/15/26 (144A)               132,222
     145,000          2.69   Silverstone Master Issuer Plc, Floating Rate Note,
                             1/21/55 (144A)                                                   145,489
     254,299          1.68   Structured Asset Mortgage Investments Trust 2002-AR5,
                             Floating Rate Note, 5/19/33                                      249,966
      22,314                 Structured Asset Securities Corp. Mortgage Loan Trust
                             2005-2XS, 4.65%, 2/25/35 (Step)                                   22,645
      54,212          1.28   Structured Asset Securities Corp. Mortgage Pass-Through
                             Certificates Series 2003-35, Floating Rate
                             Note, 12/25/33                                                    54,087
      74,079          2.14   Thornburg Mortgage Securities Trust 2004-1, Floating
                             Rate Note, 3/25/44                                                72,894
     137,579          2.68   Thornburg Mortgage Securities Trust 2004-4, Floating
                             Rate Note, 12/25/44                                              136,129

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 37

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     258,737          2.76   Velocity Commercial Capital Loan Trust 2014-1,
                             Floating Rate Note, 9/25/44 (144A)                        $      260,354
     519,936          3.20   Velocity Commercial Capital Loan Trust 2015-1,
                             Floating Rate Note, 6/25/45 (144A)                               522,585
     129,191          5.98   Wachovia Bank Commercial Mortgage Trust Series
                             2007-C33 REMICS, Floating Rate Note, 2/15/51                     129,441
   1,250,000          2.62   Wells Fargo Commercial Mortgage Trust 2014-TISH
                             REMICS, Floating Rate Note, 2/15/27 (144A)                     1,251,956
     800,000          4.27   Wells Fargo Commercial Mortgage Trust 2014-TISH,
                             Floating Rate Note, 1/15/27 (144A)                               773,530
      42,105          1.38   Wells Fargo Mortgage Backed Securities 2005-4 Trust,
                             Floating Rate Note, 4/25/35                                       41,561
       7,806          1.26   Westwood CDO II, Ltd., Floating Rate Note,
                             4/25/22 (144A)                                                     7,798
                                                                                       --------------
                                                                                       $   95,854,111
                                                                                       --------------
                             Total Banks                                               $   96,561,518
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.1%
                             Other Diversified Financial Services -- 1.0%
     750,000          5.63   Banc of America Commercial Mortgage Trust 2007-3,
                             Floating Rate Note, 6/10/49                               $      751,529
     358,324          5.64   Credit Suisse Commercial Mortgage Trust Series
                             2007-C3, Floating Rate Note, 6/15/39                             359,150
     671,180          5.94   Credit Suisse Commercial Mortgage Trust Series
                             2007-C4 REMICS, Floating Rate Note, 9/15/39                      676,533
     700,000          5.94   Credit Suisse Commercial Mortgage Trust Series
                             2007-C4, Floating Rate Note, 9/15/39                             707,833
     564,973          5.64   Morgan Stanley Capital I Trust 2007-TOP27 REMICS,
                             Floating Rate Note, 6/11/42                                      566,833
     957,255          6.29   Morgan Stanley Capital I Trust 2008-TOP29 REMICS,
                             Floating Rate Note, 1/11/43                                      984,891
       4,168                 Rialto Capital Management LLC, 2.85%, 5/15/24 (144A)               4,161
     943,300          2.86   Sequoia Mortgage Trust 2012-1, Floating Rate
                             Note, 1/25/42                                                    951,694
     618,332          3.47   Sequoia Mortgage Trust 2012-1, Floating Rate
                             Note, 1/25/42                                                    630,654
                                                                                       --------------
                                                                                       $    5,633,278
-----------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
     800,000          2.77   BAMLL Commercial Mortgage Securities Trust
                             2015-ASHF REMICS, Floating Rate Note,
                             1/15/28 (144A)                                            $      793,421
                                                                                       --------------
                             Total Diversified Financials                              $    6,426,699
-----------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 10.3%
                             Government -- 10.3%
       9,291          1.73   Collateralized Mortgage Obligation Trust 44, Floating
                             Rate Note, 7/1/18                                         $        9,313

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
     359,720          2.78   Fannie Mae Connecticut Avenue Securities, Floating
                             Rate Note, 10/25/23                                       $      363,022
     390,440          1.73   Fannie Mae Connecticut Avenue Securities, Floating
                             Rate Note, 5/25/24                                               391,706
     411,007          1.98   Fannie Mae Connecticut Avenue Securities, Floating
                             Rate Note, 7/25/24                                               411,948
     412,864          2.92   Fannie Mae Connecticut Avenue Securities, Floating
                             Rate Note, 9/25/28                                               417,989
     171,735          2.72   Fannie Mae Trust 2005-W4, Floating Rate
                             Note, 6/26/45                                                    183,494
     450,069          1.04   Fannie Mae Whole Loan, Floating Rate Note, 11/25/46              450,898
     159,549                 Fannie Mae, 2.5%, 1/25/30                                        161,637
     241,508                 Fannie Mae, 2.5%, 11/25/25                                       245,029
     116,381                 Fannie Mae, 2.5%, 3/25/24                                        117,238
     235,678                 Fannie Mae, 2.5%, 6/25/24                                        238,275
     226,190                 Fannie Mae, 2.75%, 3/25/21                                       230,803
     231,037                 Fannie Mae, 3.0%, 1/25/29                                        233,524
     234,748                 Fannie Mae, 3.0%, 11/25/18                                       236,986
   1,483,038                 Fannie Mae, 3.0%, 6/25/22                                      1,509,831
      49,468                 Fannie Mae, 3.5%, 10/25/23                                        49,617
     125,510                 Fannie Mae, 3.5%, 6/25/21                                        128,070
     399,132                 Fannie Mae, 3.5%, 8/25/25                                        407,078
     188,265                 Fannie Mae, 4.0%, 10/25/24                                       192,781
     624,489                 Fannie Mae, 4.25%, 3/25/25                                       640,475
     765,000                 Fannie Mae, 4.5%, 4/25/24                                        799,759
      76,209                 Fannie Mae, 4.5%, 9/25/35                                         76,740
     601,319                 Fannie Mae, 5.0%, 3/25/24                                        627,498
   1,466,512          1.23   Fannie Mae, Floating Rate Note, 11/25/32                       1,468,478
     140,014                 Federal Home Loan Banks, 2.9%, 4/20/17                           140,450
      20,389                 Federal Home Loan Mortgage Corp. REMICS,
                             3.5%, 10/15/18                                                    20,620
      40,358          1.07   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 1/15/36                                                40,271
     480,860          1.07   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 1/15/37                                               478,567
      17,284          0.97   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 10/15/20                                               17,323
     151,118          1.35   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 10/15/37                                              152,225
     124,748          1.12   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 11/15/36                                              124,565
      60,589          1.12   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 11/15/36                                               60,480
     279,442          1.14   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 11/15/37                                              278,787

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 39

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
      49,504          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 12/15/32                                       $       49,682
      68,062          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 12/15/32                                               68,352
     218,550          1.09   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 12/15/35                                              217,813
     178,191          1.47   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 12/15/39                                              178,993
     124,550          1.07   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/30                                               124,726
     145,642          1.77   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/32                                               148,560
     161,605          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/33                                               161,749
     122,867          1.07   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/36                                               122,313
      75,395          1.07   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/39                                                75,646
     179,856          1.27   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/41                                               179,108
     117,286          1.32   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/42                                               118,421
     102,418          1.77   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 3/15/32                                               104,952
     174,316          1.77   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 3/15/32                                               179,612
     139,549          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 3/15/38                                               139,915
     335,593          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 3/15/41                                               336,953
     156,746          1.32   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 4/15/27                                               158,858
     153,492          1.27   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 4/15/28                                               154,151
      75,133          1.07   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 4/15/36                                                74,973
     211,972          1.19   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 4/15/41                                               211,940
      80,558          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 5/15/36                                                80,314
      56,305          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 5/15/41                                                56,237
      77,576          1.19   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 6/15/36                                                77,572
     177,736          1.20   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 6/15/41                                               177,732

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
      93,751          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 7/15/23                                        $       94,183
     142,255          1.27   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 7/15/36                                               142,706
      27,007          1.37   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/18                                                27,099
     154,329          1.02   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/25                                               154,577
      72,410          0.97   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/26                                                72,425
      55,240          1.02   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/35                                                54,984
     129,198          1.02   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/36                                               128,350
     134,200          1.07   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 9/15/26                                               134,495
      49,065          1.22   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 9/15/33                                                49,069
     253,075                 Federal Home Loan Mortgage Corp., 2.75%, 11/15/25                257,051
     215,484                 Federal Home Loan Mortgage Corp., 3.0%, 1/15/30                  221,097
     384,623                 Federal Home Loan Mortgage Corp., 3.0%, 12/15/24                 388,064
      49,992                 Federal Home Loan Mortgage Corp., 3.5%, 8/15/28                   51,021
      97,277                 Federal Home Loan Mortgage Corp., 4.0%, 1/15/34                   98,825
   1,009,662          1.27   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 1/15/33                                                  1,013,948
     132,902          1.02   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 1/15/35                                                    132,250
      49,607          1.09   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 11/15/36                                                    49,434
     214,087          1.22   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 2/17/32                                                    215,953
     210,294          1.12   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 3/15/30                                                    211,073
     225,567          1.34   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 3/15/32                                                    226,604
     734,210          1.08   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 4/15/33                                                    731,461
     369,221          1.12   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 4/15/36                                                    368,449
      19,361          0.92   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 7/15/19                                                     19,330
     212,493          1.27   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 7/15/28                                                    214,847
     388,338          1.27   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 7/15/31                                                    390,267
      68,820          1.07   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 8/15/19                                                     68,738

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 41

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
     681,505          3.78   Federal National Mortgage Association 2004-T2,
                             Floating Rate Note, 7/25/43                               $      723,763
      69,093                 Federal National Mortgage Association REMICS,
                             1.5%, 11/25/20                                                    69,038
     149,032                 Federal National Mortgage Association REMICS,
                             1.75%, 12/25/22                                                  148,454
     245,263                 Federal National Mortgage Association REMICS,
                             3.0%, 1/25/21                                                    248,910
      66,663                 Federal National Mortgage Association REMICS,
                             3.0%, 4/25/40                                                     67,722
     136,846                 Federal National Mortgage Association REMICS,
                             3.5%, 10/25/39                                                   139,413
      64,786                 Federal National Mortgage Association REMICS,
                             6.0%, 6/25/29                                                     73,419
      43,019          1.43   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 1/18/32                                       43,718
      56,089          1.28   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 1/25/33                                       56,207
     113,918          1.08   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 10/25/35                                     113,342
     249,381          1.18   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 10/25/36                                     249,021
     107,441          2.00   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 10/25/38                                     109,452
      51,949          0.98   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 10/27/37                                      51,916
     277,751          1.78   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 11/18/32                                     284,380
     197,012          1.14   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 11/25/36                                     196,523
     244,163          1.48   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 11/25/39                                     246,681
     189,842          1.18   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/18/32                                     190,013
     375,882          1.78   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/25/23                                     380,090
      87,638          1.68   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/25/31                                      88,859
     428,414          1.28   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/25/32                                     430,460
      90,079          1.40   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/25/37                                      90,361
     140,732          1.13   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/33                                      141,835
     129,334          1.09   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/35                                      128,887
      81,502          1.03   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/37                                       80,918

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
     113,449          0.98   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/37                               $      112,457
       4,816          1.23   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/38                                        4,818
     100,495          1.28   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/24                                      101,615
     214,678          1.18   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/34                                      214,744
     124,461          1.18   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/34                                      124,535
      93,171          1.13   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/35                                       93,527
     822,825          1.08   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/36                                      818,488
     158,288          1.03   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/37                                      157,151
     111,405          1.14   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/37                                      111,957
      77,574          1.03   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/37                                       77,100
     163,609          1.13   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/37                                      162,441
     593,477          1.00   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/45                                      575,950
     379,756          1.68   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 4/25/32                                      385,372
     384,000          1.78   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 4/25/32                                      395,933
      42,796          1.18   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 4/25/34                                       42,836
     185,367          1.03   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 4/25/36                                      184,296
     422,784          1.28   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/18/32                                      424,589
      62,994          1.28   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/33                                       63,110
      68,088          1.13   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/36                                       67,861
      98,260          1.18   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/37                                       97,479
     154,558          1.33   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/40                                      155,743
     131,576          1.23   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/36                                      131,651
     156,978          1.02   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/37                                      155,613

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 43

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
      55,270          1.03   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/37                               $       54,864
     174,254          1.03   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/37                                      172,968
      41,665          1.28   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/38                                       41,857
      73,761          1.18   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 7/25/34                                       73,797
     110,795          1.08   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 7/25/35                                      110,296
     267,799          1.03   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 7/25/35                                      266,741
     203,950          1.68   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 7/25/38                                      207,897
     396,858          1.08   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 8/25/40                                      399,013
     307,498          1.28   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/33                                      308,167
     100,384          1.13   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/36                                      100,067
      63,081          1.35   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/36                                       63,216
     185,124          1.35   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/37                                      187,545
     202,409          1.36   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/37                                      204,984
      49,485          1.35   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/37                                       50,100
      47,186          1.33   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/39                                       47,545
     131,657                 Federal National Mortgage Association, 1.233%, 3/25/18           130,963
      53,861                 Federal National Mortgage Association, 2.5%, 4/25/36              54,417
     116,744                 Federal National Mortgage Association, 2.75%, 6/25/20            117,624
     117,280                 Federal National Mortgage Association, 3.0%, 6/25/39             118,231
       5,779                 Federal National Mortgage Association, 3.5%, 7/25/24               5,778
     216,795          1.13   Federal National Mortgage Association, Floating Rate
                             Note, 10/18/32                                                   218,447
     315,461          1.08   Federal National Mortgage Association, Floating Rate
                             Note, 11/25/27                                                   317,178
     223,149          1.63   Federal National Mortgage Association, Floating Rate
                             Note, 2/25/23                                                    223,918
      43,539          1.08   Federal National Mortgage Association, Floating Rate
                             Note, 3/25/18                                                     43,512
     256,198          1.13   Federal National Mortgage Association, Floating Rate
                             Note, 3/25/36                                                    255,836
     562,321          1.28   Federal National Mortgage Association, Floating Rate
                             Note, 4/25/33                                                    564,610

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
     156,583          3.06   Federal National Mortgage Association, Floating Rate
                             Note, 4/25/35                                             $      162,166
     354,053          1.28   Federal National Mortgage Association, Floating Rate
                             Note, 6/25/32                                                    358,163
     476,950          1.18   Federal National Mortgage Association, Floating Rate
                             Note, 6/25/36                                                    476,410
     229,995          1.08   Federal National Mortgage Association, Floating Rate
                             Note, 8/25/35                                                    228,866
      58,461          2.22   Federal National Mortgage Association, Floating Rate
                             Note, 9/25/22                                                     58,407
   1,104,173                 Freddie Mac REMICS, 3.5%, 11/15/25                             1,154,549
     501,899          1.72   Freddie Mac REMICS, Floating Rate Note, 2/15/32                  516,074
      69,861          1.12   Freddie Mac Strips, Floating Rate Note, 12/15/36                  69,622
     171,485          1.07   Freddie Mac Strips, Floating Rate Note, 8/15/36                  170,725
     170,365          2.23   Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Floating Rate Note, 11/25/23                                     170,849
      56,929          1.78   Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Floating Rate Note, 2/25/24                                       56,952
     700,000          3.67   Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Floating Rate Note, 7/25/28                                      728,726
     525,928                 Freddie Mac, 1.4%, 7/15/23                                       514,808
     138,826                 Freddie Mac, 2.0%, 11/15/20                                      140,073
   1,003,117                 Freddie Mac, 2.0%, 2/15/25                                     1,015,020
     153,380                 Freddie Mac, 2.0%, 8/15/20                                       154,402
     142,397                 Freddie Mac, 2.0%, 8/15/20                                       143,462
     362,360                 Freddie Mac, 2.0%, 9/15/25                                       364,506
     868,544                 Freddie Mac, 2.5%, 5/15/25                                       885,396
     397,173                 Freddie Mac, 3.0%, 2/15/24                                       401,851
     270,826                 Freddie Mac, 3.0%, 2/15/25                                       273,417
      89,745                 Freddie Mac, 3.0%, 4/15/24                                        90,213
     364,639                 Freddie Mac, 3.0%, 5/15/29                                       371,230
     856,595                 Freddie Mac, 3.0%, 8/15/25                                       872,434
     593,997                 Freddie Mac, 3.1%, 2/15/25                                       601,597
     369,585                 Freddie Mac, 3.5%, 10/15/28                                      373,573
     114,233                 Freddie Mac, 3.5%, 11/15/28                                      117,116
     283,585                 Freddie Mac, 3.5%, 2/15/25                                       287,858
     538,078                 Freddie Mac, 3.5%, 3/15/25                                       557,676
     273,462                 Freddie Mac, 3.5%, 6/15/24                                       277,949
      31,304                 Freddie Mac, 4.0%, 5/15/37                                        31,399
      40,081                 Freddie Mac, 4.5%, 11/15/24                                       40,198
     270,495                 Freddie Mac, 4.5%, 2/15/20                                       278,126
     148,393                 Freddie Mac, 4.5%, 3/15/19                                       151,279
     469,535          1.17   Freddie Mac, Floating Rate Note, 9/15/31                         468,780

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 45

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
   1,000,000          4.88   FREMF Mortgage Trust 2011-K703, Floating Rate Note,
                             7/25/44 (144A)                                            $    1,030,671
     500,000          2.90   FREMF Mortgage Trust 2013-K502, Floating Rate Note,
                             3/27/45 (144A)                                                   500,201
     571,504          4.03   FREMF Mortgage Trust 2014-KF04 REMICS, Floating
                             Rate Note, 6/25/21 (144A)                                        577,522
     853,707          4.78   FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                             Rate Note, 9/25/21 (144A)                                        828,494
     896,238          3.35   FREMF Mortgage Trust 2014-KS02 REMICS, Floating
                             Rate Note, 8/25/23 (144A)                                        892,315
     944,513          2.58   FREMF Mortgage Trust 2015-KLSF REMICS, Floating
                             Rate Note, 11/25/22 (144A)                                       953,802
   1,576,811                 Government National Mortgage Association REMICS,
                             2.0%, 1/16/46                                                  1,576,132
     896,151                 Government National Mortgage Association REMICS,
                             4.0%, 9/20/37                                                    918,067
     266,783                 Government National Mortgage Association,
                             2.0%, 3/16/23                                                    267,582
     166,100                 Government National Mortgage Association,
                             2.75%, 12/20/37                                                  167,473
      30,170                 Government National Mortgage Association,
                             3.0%, 12/20/38                                                    30,495
     154,046                 Government National Mortgage Association,
                             3.0%, 4/20/41                                                    157,670
     273,341                 Government National Mortgage Association,
                             3.5%, 5/20/39                                                    280,441
      49,679                 Government National Mortgage Association,
                             3.5%, 8/20/38                                                     49,966
      76,010                 Government National Mortgage Association,
                             4.5%, 11/20/37                                                    76,445
     232,702                 Government National Mortgage Association,
                             4.5%, 2/20/38                                                    240,993
      28,525                 Government National Mortgage Association,
                             5.0%, 4/20/36                                                     29,221
     178,080          1.02   Government National Mortgage Association, Floating
                             Rate Note, 1/16/35                                               177,147
     453,729          1.32   Government National Mortgage Association, Floating
                             Rate Note, 1/16/40                                               456,905
     604,672          1.32   Government National Mortgage Association, Floating
                             Rate Note, 12/16/26                                              613,301
     174,476          1.03   Government National Mortgage Association, Floating
                             Rate Note, 2/20/35                                               173,571
     121,832          1.28   Government National Mortgage Association, Floating
                             Rate Note, 2/20/38                                               122,338
     181,448          1.07   Government National Mortgage Association, Floating
                             Rate Note, 4/16/31                                               181,952

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Government -- (continued)
      98,902          1.27   Government National Mortgage Association, Floating
                             Rate Note, 4/16/32                                        $       99,733
     467,398          1.32   Government National Mortgage Association, Floating
                             Rate Note, 4/16/32                                               473,463
     495,416          1.07   Government National Mortgage Association, Floating
                             Rate Note, 5/16/33                                               496,723
     547,289          1.17   Government National Mortgage Association, Floating
                             Rate Note, 6/16/32                                               551,569
     313,969          1.08   Government National Mortgage Association, Floating
                             Rate Note, 8/20/40                                               310,286
     213,583          1.30   NCUA Guaranteed Notes Trust REMICS, Floating Rate
                             Note, 3/9/21                                                     213,226
      42,729          1.27   Structured Asset Mortgage Investments II Trust 2005-F1
                             REMICS, Floating Rate Note, 8/26/35                               42,510
                                                                                       --------------
                                                                                       $   58,026,654
                                                                                       --------------
                             Total Government                                          $   58,026,654
-----------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $162,555,287)                                       $  161,913,851
-----------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 39.5%
                             ENERGY -- 3.2%
                             Oil & Gas Equipment & Services -- 0.4%
     580,000                 Halliburton Co., 6.15%, 9/15/19                           $      640,370
     775,000                 National Oilwell Varco, Inc., 1.35%, 12/1/17                     772,409
     550,000                 Schlumberger Holdings Corp., 1.9%, 12/21/17 (144A)               552,350
     585,000                 Schlumberger Holdings Corp., 2.35%, 12/21/18 (144A)              589,743
                                                                                       --------------
                                                                                       $    2,554,872
-----------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 1.1%
     560,000                 Chevron Corp., 1.991%, 3/3/20                             $      560,000
     600,000          1.42   Chevron Corp., Floating Rate Note, 11/16/18                      603,191
     600,000          1.41   Chevron Corp., Floating Rate Note, 5/16/18                       603,000
     585,000                 CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17                    584,921
   1,000,000                 ConocoPhillips Co., 1.05%, 12/15/17                              997,052
   1,000,000          1.54   Exxon Mobil Corp., Floating Rate Note, 2/28/18                 1,006,056
     585,000          1.46   Shell International Finance BV, Floating Rate
                             Note, 11/10/18                                                   588,490
     500,000          1.20   Shell International Finance BV, Floating Rate
                             Note, 9/12/19                                                    503,046
     600,000                 Statoil ASA, 3.125%, 8/17/17                                     605,101
                                                                                       --------------
                                                                                       $    6,050,857
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 47

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.2%
     600,000                 Canadian Natural Resources, Ltd., 1.75%, 1/15/18          $      600,295
     570,000                 Canadian Natural Resources, Ltd., 5.7%, 5/15/17                  574,941
     175,000                 WPX Energy, Inc., 7.5%, 8/1/20                                   188,562
                                                                                       --------------
                                                                                       $    1,363,798
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.3%
     500,000                 GS Caltex Corp., 3.25%, 10/1/18 (144A)                    $      508,125
     750,000                 Phillips 66, 2.95%, 5/1/17                                       752,015
     200,000                 Valero Energy Corp., 9.375%, 3/15/19                             229,026
                                                                                       --------------
                                                                                       $    1,489,166
-----------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 1.2%
     500,000                 Buckeye Partners LP, 6.05%, 1/15/18                       $      517,644
   1,150,000                 Energy Transfer Partners LP, 2.5%, 6/15/18                     1,158,050
     750,000                 Enterprise Products Operating LLC, 1.65%, 5/7/18                 748,435
     500,000                 Enterprise Products Operating LLC, 2.55%, 10/15/19               506,015
     700,000                 Kinder Morgan, Inc. Delaware, 2.0%, 12/1/17                      701,393
     750,000                 Spectra Energy Capital LLC, 6.2%, 4/15/18                        784,218
     500,000                 Tennessee Gas Pipeline Co LLC, 7.5%, 4/1/17                      502,430
     495,000                 TransCanada PipeLines, Ltd., 1.625%, 11/9/17                     495,306
     875,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                     876,611
     500,000          1.66   TransCanada PipeLines, Ltd., Floating Rate Note, 1/12/18         502,672
                                                                                       --------------
                                                                                       $    6,792,774
                                                                                       --------------
                             Total Energy                                              $   18,251,467
-----------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.2%
                             Fertilizers & Agricultural Chemicals -- 0.2%
   1,000,000                 Monsanto Co., 1.15%, 6/30/17                              $      999,043
                                                                                       --------------
                             Total Materials                                           $      999,043
-----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.2%
                             Aerospace & Defense -- 0.6%
     500,000                 Precision Castparts Corp., 1.25%, 1/15/18                 $      499,974
   1,050,000                 The Boeing Co., 0.95%, 5/15/18                                 1,046,981
     575,000                 United Technologies Corp., 1.5%, 11/1/19                         572,226
     500,000                 United Technologies Corp., 1.778%, 5/4/18 (Step)                 500,622
     580,000                 United Technologies Corp., 1.8%, 6/1/17                          581,011
                                                                                       --------------
                                                                                       $    3,200,814
-----------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.1%
     575,000                 Honeywell International, Inc., 1.4%, 10/30/19             $      571,304
-----------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.0%+
     360,000                 Stanley Black & Decker, Inc., 1.622%, 11/17/18            $      359,237
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.5%
   1,100,000                 Aircastle, Ltd., 6.75%, 4/15/17                           $    1,105,500
     750,000                 Aviation Capital Group Corp., 2.875%, 9/17/18 (144A)             758,438
     750,000                 GATX Corp., 1.25%, 3/4/17                                        749,998
                                                                                       --------------
                                                                                       $    2,613,936
                                                                                       --------------
                             Total Capital Goods                                       $    6,745,291
-----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.2%
                             Railroads -- 0.2%
     535,000                 Burlington Northern Santa Fe LLC, 5.75%, 3/15/18          $      557,996
     500,000                 TTX Co., 2.25%, 2/1/19 (144A)                                    500,634
                                                                                       --------------
                                                                                       $    1,058,630
                                                                                       --------------
                             Total Transportation                                      $    1,058,630
-----------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 2.5%
                             Automobile Manufacturers -- 2.5%
     575,000                 Daimler Finance North America LLC, 1.75%,
                             10/30/19 (144A)                                           $      571,143
     565,000                 Daimler Finance North America LLC, 2.3%,
                             1/6/20 (144A)                                                    566,675
     750,000          1.30   Daimler Finance North America LLC, Floating Rate
                             Note, 3/10/17 (144A)                                             750,052
     617,000          1.37   Daimler Finance North America LLC, Floating Rate
                             Note, 8/1/17 (144A)                                              617,824
     500,000                 Ford Motor Credit Co LLC, 2.681%, 1/9/20                         505,378
     700,000                 Ford Motor Credit Co. LLC, 1.724%, 12/6/17                       700,309
     250,000                 Ford Motor Credit Co. LLC, 2.375%, 1/16/18                       251,507
   1,000,000                 Ford Motor Credit Co. LLC, 2.875%, 10/1/18                     1,014,325
     500,000          1.48   Ford Motor Credit Co. LLC, Floating Rate Note, 3/27/17           500,230
     750,000          1.36   Ford Motor Credit Co. LLC, Floating Rate Note, 9/8/17            750,545
   1,145,000                 Nissan Motor Acceptance Corp., 1.55%, 9/13/19 (144A)           1,128,880
   1,000,000                 Nissan Motor Acceptance Corp., 2.65%, 9/26/18 (144A)           1,011,051
     500,000          1.49   Nissan Motor Acceptance Corp., Floating Rate Note,
                             3/3/17 (144A)                                                    500,000
     575,000          1.48   Nissan Motor Acceptance Corp., Floating Rate Note,
                             9/13/19 (144A)                                                   575,844
   1,455,000                 Toyota Motor Credit Corp., 1.125%, 5/16/17                     1,455,349
     600,000                 Toyota Motor Credit Corp., 1.25%, 10/5/17                        600,488
     575,000                 Toyota Motor Credit Corp., 1.55%, 10/18/19                       571,603
     300,000                 Toyota Motor Credit Corp., 1.75%, 5/22/17                        300,518
     877,000          1.41   Toyota Motor Credit Corp., Floating Rate Note, 1/17/19           879,349
     600,000          1.73   Toyota Motor Credit Corp., Floating Rate Note, 2/19/19           606,744
     500,000                 Volkswagen International Finance NV, 1.6%,
                             11/20/17 (144A)                                                  499,452
                                                                                       --------------
                                                                                       $   14,357,266
                                                                                       --------------
                             Total Automobiles & Components                            $   14,357,266
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 49

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.1%
                             Homebuilding -- 0.1%
     650,000                 DR Horton, Inc., 4.0%, 2/15/20                            $      676,000
                                                                                       --------------
                             Total Consumer Durables & Apparel                         $      676,000
-----------------------------------------------------------------------------------------------------
                             MEDIA -- 0.2%
                             Broadcasting -- 0.2%
     575,000                 NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (144A)     $      576,907
     580,000          1.56   NBCUniversal Enterprise, Inc., Floating Rate Note,
                             4/15/18 (144A)                                                   584,489
                                                                                       --------------
                                                                                       $    1,161,396
                                                                                       --------------
                             Total Media                                               $    1,161,396
-----------------------------------------------------------------------------------------------------
                             RETAILING -- 0.3%
                             Home Improvement Retail -- 0.1%
     750,000          1.33   The Home Depot, Inc., Floating Rate Note, 9/15/17         $      751,724
-----------------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.2%
     625,000                 AutoZone, Inc., 1.625%, 4/21/19                           $      620,324
     500,000                 Volkswagen Group of America Finance LLC, 1.65%,
                             5/22/18 (144A)                                                   498,582
                                                                                       --------------
                                                                                       $    1,118,906
                                                                                       --------------
                             Total Retailing                                           $    1,870,630
-----------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.2%
                             Food Retail -- 0.1%
     380,000                 The Kroger Co., 1.5%, 9/30/19                             $      375,271
-----------------------------------------------------------------------------------------------------
                             Hypermarkets & Super Centers -- 0.1%
     740,000                 Costco Wholesale Corp., 1.125%, 12/15/17                  $      739,185
                                                                                       --------------
                             Total Food & Staples Retailing                            $    1,114,456
-----------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.1%
                             Brewers -- 0.3%
     800,000          2.29   Anheuser-Busch InBev Finance, Inc., Floating Rate
                             Note, 2/1/21                                              $      823,610
     585,000                 Anheuser-Busch InBev Worldwide, Inc.,
                             1.375%, 7/15/17                                                  585,304
                                                                                       --------------
                                                                                       $    1,408,914
-----------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.7%
     575,000                 Danone SA, 1.691%, 10/30/19 (144A)                        $      567,526
     580,000                 Kraft Heinz Foods Co., 2.0%, 7/2/18                              581,611
     575,000                 Mondelez International Holdings Netherlands BV,
                             1.625%, 10/28/19 (144A)                                          567,051
     585,000          1.50   Mondelez International Holdings Netherlands BV,
                             Floating Rate Note, 10/28/19 (144A)                              587,169
     575,000                 Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                     577,582
   1,000,000                 Wm Wrigley Jr Co., 2.0%, 10/20/17 (144A)                       1,003,738
                                                                                       --------------
                                                                                       $    3,884,677
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Tobacco -- 0.1%
     840,000                 Reynolds American, Inc., 2.3%, 8/21/17                    $      843,331
                                                                                       --------------
                             Total Food, Beverage & Tobacco                            $    6,136,922
-----------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                             Household Products -- 0.1%
     500,000                 Reckitt Benckiser Treasury Services Plc, 2.125%,
                             9/21/18 (144A)                                            $      501,812
                                                                                       --------------
                             Total Household & Personal Products                       $      501,812
-----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                             Health Care Equipment -- 0.5%
   1,024,000                 Becton Dickinson and Co., 1.8%, 12/15/17                  $    1,026,276
     500,000                 Boston Scientific Corp., 2.65%, 10/1/18                          506,306
   1,270,000          1.65   Medtronic, Inc., Floating Rate Note, 3/15/20                   1,291,925
                                                                                       --------------
                                                                                       $    2,824,507
-----------------------------------------------------------------------------------------------------
                             Health Care Distributors -- 0.3%
   1,765,000                 McKesson Corp., 1.292%, 3/10/17                           $    1,765,109
-----------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.4%
     600,000                 Aetna, Inc., 1.7%, 6/7/18                                 $      600,433
     625,000                 Coventry Health Care, Inc., 5.95%, 3/15/17                       626,050
     585,000                 UnitedHealth Group, Inc., 1.4%, 12/15/17                         585,431
     295,000                 UnitedHealth Group, Inc., 1.45%, 7/17/17                         295,299
                                                                                       --------------
                                                                                       $    2,107,213
                                                                                       --------------
                             Total Health Care Equipment & Services                    $    6,696,829
-----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.3%
                             Biotechnology -- 0.6%
     575,000                 AbbVie, Inc., 2.0%, 11/6/18                               $      577,955
     600,000                 Amgen, Inc., 2.125%, 5/15/17                                     601,197
     600,000          1.30   Amgen, Inc., Floating Rate Note, 5/22/17                         600,358
     607,000          1.52   Amgen, Inc., Floating Rate Note, 5/22/19                         611,787
     600,000                 Celgene Corp., 2.125%, 8/15/18                                   603,143
     750,000                 Gilead Sciences, Inc., 1.85%, 9/4/18                             753,837
                                                                                       --------------
                                                                                       $    3,748,277
-----------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.5%
     750,000                 Bayer US Finance LLC, 1.5%, 10/6/17 (144A)                $      749,840
     605,000                 Perrigo Co Plc, 2.3%, 11/8/18                                    606,136
     750,000          1.19   Pfizer, Inc., Floating Rate Note, 5/15/17                        750,468
     575,000                 Shire Acquisitions Investments Ireland DAC,
                             1.9%, 9/23/19                                                    570,571
                                                                                       --------------
                                                                                       $    2,677,015
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 51

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Life Sciences Tools & Services -- 0.2%
   1,000,000                 Thermo Fisher Scientific, Inc., 2.4%, 2/1/19              $    1,009,969
                                                                                       --------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                             $    7,435,261
-----------------------------------------------------------------------------------------------------
                             BANKS -- 10.4%
                             Diversified Banks -- 7.5%
   1,155,000                 ABN AMRO Bank NV, 1.8%, 9/20/19 (144A)                    $    1,143,216
     570,000                 ABN AMRO Bank NV, 2.1%, 1/18/19 (144A)                           571,040
      66,783          1.06   American Express Bank FSB, Floating Rate
                             Note, 6/12/17                                                     66,824
   1,000,000                 Bank of America Corp., 2.0%, 1/11/18                           1,004,649
   1,135,000                 Bank of America Corp., 2.6%, 1/15/19                           1,149,426
     600,000                 Bank of America Corp., 3.875%, 3/22/17                           600,877
     300,000                 Bank of America Corp., 5.75%, 12/1/17                            309,396
     585,000          2.07   Bank of America Corp., Floating Rate Note, 3/22/18               589,808
     408,000          1.54   Bank of America Corp., Floating Rate Note, 8/25/17               408,683
     750,000                 Bank of America NA, 1.75%, 6/5/18                                752,460
     470,000          1.13   Bank of Montreal, Floating Rate Note, 7/14/17                    470,569
     585,000          1.53   Bank of Montreal, Floating Rate Note, 7/18/19                    587,372
     625,000                 Banque Federative du Credit Mutuel SA, 2.0%,
                             4/12/19 (144A)                                                   622,254
     575,000                 BPCE SA, 1.625%, 1/26/18                                         574,260
     600,000                 Citigroup, Inc., 1.35%, 3/10/17                                  600,013
     750,000                 Citigroup, Inc., 1.8%, 2/5/18                                    752,064
     600,000                 Citigroup, Inc., 2.05%, 12/7/18                                  601,742
   1,450,000          1.58   Citigroup, Inc., Floating Rate Note, 4/27/18                   1,456,437
   1,220,000          2.74   Citigroup, Inc., Floating Rate Note, 5/15/18                   1,240,147
     560,000                 Citizens Bank NA, 2.25%, 3/2/20                                  559,940
     600,000                 Citizens Bank NA, 2.5%, 3/14/19                                  605,222
     650,000          1.21   Commonwealth Bank of Australia, Floating Rate
                             Note, 3/13/17 (144A)                                             650,111
     750,000          1.11   Commonwealth Bank of Australia, Floating Rate
                             Note, 9/8/17 (144A)                                              750,521
     580,000          1.55   Cooperatieve Rabobank UA New York, Floating Rate
                             Note, 8/9/19                                                     580,984
     500,000          1.39   Credit Agricole SA London, Floating Rate Note,
                             6/12/17 (144A)                                                   500,452
     575,000          1.42   Danske Bank AS, Floating Rate Note, 9/6/19 (144A)                575,036
     575,000                 Discover Bank, 2.0%, 2/21/18                                     576,781
   1,725,000                 Discover Bank, 2.6%, 11/13/18                                  1,744,148
     585,000                 HSBC USA, Inc., 1.7%, 3/5/18                                     585,502
     750,000          1.16   HSBC USA, Inc., Floating Rate Note, 6/23/17                      750,690
     580,000                 ING Bank NV, 2.0%, 11/26/18 (144A)                               580,029
     600,000          2.13   ING Bank NV, Floating Rate Note, 3/22/19 (144A)                  607,358

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
     560,000          1.65   ING Bank NV, Floating Rate Note, 8/15/19 (144A)           $      560,391
   1,150,000          1.94   JPMorgan Chase & Co., Floating Rate Note, 1/25/18              1,157,814
     500,000          3.69   JPMorgan Chase & Co., Floating Rate Note, 2/25/21                501,400
     585,000          1.31   JPMorgan Chase Bank NA, Floating Rate Note, 9/21/18              586,802
     575,000                 Nordea Bank AB, 1.625%, 9/30/19 (144A)                           567,968
     600,000                 Nordea Bank AB, 3.125%, 3/20/17 (144A)                           600,682
     585,000          1.36   Nordea Bank AB, Floating Rate Note, 4/4/17                       585,048
     295,000                 Royal Bank of Canada, 1.25%, 6/16/17                             295,277
     560,000                 Royal Bank of Canada, 2.125%, 3/2/20                             559,597
   1,000,000          1.09   Royal Bank of Canada, Floating Rate Note, 6/16/17              1,000,429
     580,000          1.37   Royal Bank of Canada, Floating Rate Note, 7/29/19                580,838
     750,000          1.41   Santander UK Plc, Floating Rate Note, 9/29/17                    749,774
     570,000          1.53   Skandinaviska Enskilda Banken AB, Floating Rate
                             Note, 9/13/19 (144A)                                             570,830
     575,000                 Sumitomo Mitsui Banking Corp., 1.762%, 10/19/18                  573,128
     565,000          1.56   Sumitomo Mitsui Banking Corp., Floating Rate
                             Note, 1/11/19                                                    565,763
     565,000          1.46   Sumitomo Mitsui Banking Corp., Floating Rate
                             Note, 1/16/18                                                    566,642
     560,000                 Sumitomo Mitsui Trust Bank, Ltd., 2.05%, 3/6/19 (144A)           559,949
     750,000          1.33   Svenska Handelsbanken AB, Floating Rate Note, 9/6/19             751,995
     500,000                 The Bank of Nova Scotia, 1.45%, 4/25/18                          499,738
     585,000                 The Bank of Nova Scotia, 1.65%, 6/14/19                          581,870
     261,000          1.19   The Bank of Nova Scotia, Floating Rate Note, 4/11/17             261,124
     305,000                 The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.7%,
                             9/9/18 (144A)                                                    308,057
     500,000          1.26   The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating Rate
                             Note, 3/10/17 (144A)                                             500,068
     500,000          1.15   The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating Rate
                             Note, 9/8/17 (144A)                                              499,990
     500,000          1.31   The Huntington National Bank, Floating Rate
                             Note, 4/24/17                                                    500,189
     500,000                 The Toronto-Dominion Bank, 1.4%, 4/30/18                         500,028
     500,000          1.12   The Toronto-Dominion Bank, Floating Rate Note, 5/2/17            500,176
     600,000          1.55   The Toronto-Dominion Bank, Floating Rate Note, 8/13/19           602,686
     750,000          1.44   US Bancorp, Floating Rate Note, 4/25/19                          752,050
     600,000                 Wells Fargo & Co., 1.15%, 6/2/17                                 599,981
     600,000                 Wells Fargo & Co., 5.625%, 12/11/17                              619,094
     575,000          1.51   Wells Fargo & Co., Floating Rate Note, 4/23/18                   577,542
   1,000,000          1.24   Westpac Banking Corp., Floating Rate Note, 5/19/17             1,000,869
                                                                                       --------------
                                                                                       $   42,205,800
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 53

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Regional Banks -- 2.9%
     103,000                 BB&T Corp., 1.6%, 8/15/17                                 $      103,129
     500,000                 Branch Banking & Trust Co., 1.35%, 10/1/17                       500,250
     560,000                 Branch Banking & Trust Co., 2.1%, 1/15/20                        561,001
     500,000                 Branch Banking & Trust Co., 2.3%, 10/15/18                       504,862
     250,000          1.22   Branch Banking & Trust Co., Floating Rate Note, 5/23/17          250,080
     500,000                 Capital One NA, 1.85%, 9/13/19                                   496,710
     550,000                 Capital One NA, 2.35%, 1/31/20                                   551,263
     750,000                 Capital One NA, 2.35%, 8/17/18                                   755,160
     485,000                 Fifth Third Bank Cincinnati Ohio, 1.35%, 6/1/17                  485,152
     585,000                 KeyBank NA Cleveland Ohio, 1.6%, 8/22/19                         578,159
     600,000                 KeyBank NA Cleveland Ohio, 2.35%, 3/8/19                         605,643
     250,000                 KeyCorp, 2.3%, 12/13/18                                          251,374
     300,000                 Manufacturers & Traders Trust Co., 1.45%, 3/7/18                 299,818
   1,000,000          1.18   Manufacturers & Traders Trust Co., Floating Rate
                             Note, 7/25/17                                                  1,001,500
   1,000,000                 MUFG Union Bank NA, 2.625%, 9/26/18                            1,011,194
     600,000                 PNC Bank NA, 1.6%, 6/1/18                                        600,214
     575,000                 PNC Bank NA, 1.7%, 12/7/18                                       575,821
     750,000          1.19   PNC Bank NA, Floating Rate Note, 8/1/17                          750,692
     560,000                 SunTrust Bank, 2.25%, 1/31/20                                    562,001
     750,000          1.29   The Toronto-Dominion Bank, Floating Rate Note, 7/2/19            752,767
     565,000                 US Bank NA Cincinnati Ohio, 2.0%, 1/24/20                        566,414
   1,450,000          1.62   US Bank NA Cincinnati Ohio, Floating Rate
                             Note, 1/29/18                                                  1,454,962
     575,000          1.50   US Bank NA Cincinnati Ohio, Floating Rate
                             Note, 8/23/17                                                    575,826
   1,077,000          1.12   Wachovia Corp., Floating Rate Note, 6/15/17                    1,077,402
     575,000                 Wells Fargo Bank NA, 1.75%, 5/24/19                              574,382
     580,000          1.38   Wells Fargo Bank NA, Floating Rate Note, 9/7/17                  581,146
                                                                                       --------------
                                                                                       $   16,026,922
                                                                                       --------------
                             Total Banks                                               $   58,232,722
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 3.8%
                             Other Diversified Financial Services -- 0.2%
     600,000                 General Electric Co., 2.3%, 4/27/17                       $      601,708
     750,000          1.32   General Electric Co., Floating Rate Note, 5/15/17                750,409
                                                                                       --------------
                                                                                       $    1,352,117
-----------------------------------------------------------------------------------------------------
                             Multi-Sector Holdings -- 0.4%
     575,000                 Berkshire Hathaway Finance Corp., 1.3%, 8/15/19           $      569,422
     580,000                 Berkshire Hathaway Finance Corp., 1.6%, 5/15/17                  580,891
   1,000,000          1.16   Berkshire Hathaway Finance Corp., Floating Rate
                             Note, 8/14/17                                                  1,000,395
                                                                                       --------------
                                                                                       $    2,150,708
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.4%
   1,414,000                 MassMutual Global Funding II, 1.55%,
                             10/11/19 (144A)                                           $    1,399,277
     625,000                 MassMutual Global Funding II, 2.0%, 4/5/17 (144A)                625,581
     150,000                 NYSE Holdings LLC, 2.0%, 10/5/17                                 150,633
                                                                                       --------------
                                                                                       $    2,175,491
-----------------------------------------------------------------------------------------------------
                             Consumer Finance -- 1.5%
     500,000                 Ally Financial, Inc., 3.6%, 5/21/18                       $      508,750
     600,000                 American Express Credit Corp., 1.125%, 6/5/17                    599,931
     600,000          1.11   American Express Credit Corp., Floating Rate
                             Note, 6/5/17                                                     600,414
   1,000,000          1.17   American Express Credit Corp., Floating Rate
                             Note, 9/22/17                                                  1,001,240
     750,000                 American Honda Finance Corp., 1.2%, 7/14/17                      750,188
     174,000                 American Honda Finance Corp., 1.55%, 12/11/17                    174,256
     750,000          1.16   American Honda Finance Corp., Floating Rate
                             Note, 12/11/17                                                   751,448
     580,000          1.45   American Honda Finance Corp., Floating Rate
                             Note, 9/20/17                                                    581,566
     600,000                 Capital One Bank USA NA, 1.3%, 6/5/17                            600,018
     750,000                 Capital One NA, 1.65%, 2/5/18                                    750,776
     625,000                 General Motors Financial Co, Inc., 2.4%, 5/9/19                  629,518
     585,000                 General Motors Financial Co, Inc., 3.1%, 1/15/19                 595,631
     429,000          2.34   General Motors Financial Co, Inc., Floating Rate
                             Note, 5/9/19                                                     435,821
     485,000          1.03   PACCAR Financial Corp., Floating Rate Note, 6/6/17               485,210
                                                                                       --------------
                                                                                       $    8,464,767
-----------------------------------------------------------------------------------------------------
                             Asset Management & Custody Banks -- 0.4%
     550,000          1.95   State Street Corp., Floating Rate Note, 8/18/20           $      559,989
     750,000                 The Bank of New York Mellon Corp., 1.969%,
                             6/20/17 (Step)                                                   751,839
     240,000          1.45   The Bank of New York Mellon Corp., Floating Rate
                             Note, 8/1/18                                                     240,692
     587,000          1.59   The Goldman Sachs Group, Inc., Floating Rate
                             Note, 5/22/17                                                    587,824
                                                                                       --------------
                                                                                       $    2,140,344
-----------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.7%
     580,000                 Morgan Stanley, 2.45%, 2/1/19                             $      585,348
     750,000          1.60   Morgan Stanley, Floating Rate Note, 1/5/18                       753,078
     275,000          3.10   Morgan Stanley, Floating Rate Note, 11/9/18                      275,747
     500,000          2.26   Morgan Stanley, Floating Rate Note, 2/1/19                       508,746
     650,000                 North American Development Bank, 2.3%, 10/10/18                  658,650
     575,000                 The Goldman Sachs Group, Inc., 2.9%, 7/19/18                     583,827

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 55

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- (continued)
     650,000          2.09   The Goldman Sachs Group, Inc., Floating Rate
                             Note, 4/30/18                                             $      656,787
                                                                                       --------------
                                                                                       $    4,022,183
-----------------------------------------------------------------------------------------------------
                             Diversified Capital Markets -- 0.2%
     750,000          2.70   ICBCIL Finance Co, Ltd., Floating Rate Note,
                             11/13/18 (144A)                                           $      758,277
                                                                                       --------------
                                                                                       $      758,277
                                                                                       --------------
                             Total Diversified Financials                              $   21,063,887
-----------------------------------------------------------------------------------------------------
                             INSURANCE -- 8.3%
                             Life & Health Insurance -- 0.9%
     560,000                 Jackson National Life Global Funding, 2.2%,
                             1/30/20 (144A)                                            $      559,140
     575,000                 Pricoa Global Funding I, 2.2%, 5/16/19 (144A)                    577,957
     750,000                 Principal Life Global Funding II, 1.2%, 5/19/17 (144A)           750,147
     565,000                 Principal Life Global Funding II, 2.15%, 1/10/20 (144A)          565,661
   1,400,000          1.43   Principal Life Global Funding II, Floating Rate Note,
                             12/1/17 (144A)                                                 1,405,260
     413,000                 Protective Life Corp., 7.375%, 10/15/19                          465,468
     565,000                 Prudential Financial, Inc., 5.375%, 6/21/20                      618,828
                                                                                       --------------
                                                                                       $    4,942,461
-----------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 1.2%
     575,000                 American International Group, Inc., 2.3%, 7/16/19         $      578,012
     500,000                 Metropolitan Life Global Funding I, 1.55%,
                             9/13/19 (144A)                                                   494,134
     585,000                 Metropolitan Life Global Funding I, 1.75%,
                             12/19/18 (144A)                                                  585,058
     900,000          1.26   Metropolitan Life Global Funding I, Floating Rate Note,
                             4/10/17 (144A)                                                   900,508
   1,150,000                 New York Life Global Funding, 1.125%, 3/1/17 (144A)            1,150,000
     750,000                 New York Life Global Funding, 1.45%, 12/15/17 (144A)             750,038
     585,000                 New York Life Global Funding, 1.5%, 10/24/19 (144A)              578,683
     750,000          1.13   New York Life Global Funding, Floating Rate Note,
                             12/15/17 (144A)                                                  751,940
     600,000                 The Hartford Financial Services Group, Inc.,
                             5.375%, 3/15/17                                                  600,878
                                                                                       --------------
                                                                                       $    6,389,251
-----------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.1%
     550,000                 CNA Financial Corp., 7.35%, 11/15/19                      $      621,886
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- 6.1%
   1,150,000          6.88   Alamo Re, Ltd., Floating Rate Note, 6/7/17
                             (Cat Bond) (144A)                                         $    1,156,440
     350,000          6.11   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                             (Cat Bond) (144A)                                                363,230

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     250,000          3.36   Aozora Re, Ltd., Floating Rate Note, 4/7/23
                             (Cat Bond) (144A)                                         $      255,075
     100,000                 Arlington Segregated Account (Artex SAC Ltd.),
                             Variable Rate Notes, 8/31/16 (f) (g)                               4,860
     150,000                 Arlington Segregated Account (Artex SAC Ltd.),
                             Variable Rate Notes, 8/31/17 (f) (g)                             165,495
     500,000          4.19   Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                             (Cat Bond) (144A)                                                507,550
     300,000                 Berwick 2016-1 Segregated Account (Artex SAC Ltd.),
                             Variable Rate Notes, 2/1/18 (f) (g)                               38,010
     300,000                 Berwick 2017-1 Segregated Account (Artex SAC Ltd.),
                             Variable Rate Notes, 2/1/19 (f) (g)                              304,260
     250,000         14.11   Blue Halo Re, Ltd., Floating Rate Note, 6/21/19
                             (Cat Bond) (144A)                                                251,850
     600,000          4.26   Bonanza RE, Ltd., Floating Rate Note, 12/31/19
                             (Cat Bond) (144A)                                                593,580
     400,000          5.50   Caelus Re IV, Ltd., Floating Rate Note, 3/6/20
                             (Cat Bond) (144A)                                                420,960
     750,000          7.06   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                             (Cat Bond) (144A)                                                752,700
     250,000                 Carnosutie 2016-N,Segregated Account (Artex SAC
                             Ltd.), Variable Rate Notes, 11/30/20 (f) (g)                      29,925
     250,000                 Carnosutie 2017,Segregated Account (Artex SAC
                             Ltd.), Variable Rate Notes, 11/30/21 (f) (g)                     250,500
   1,500,000          5.35   Citrus Re, Ltd., Floating Rate Note, 4/18/17
                             (Cat Bond) (144A)                                              1,504,650
   1,400,000          4.48   Citrus Re, Ltd., Floating Rate Note, 4/24/17
                             (Cat Bond) (144A)                                              1,403,500
     250,000                 Cypress Segregated Account (Artex SAC Ltd.),
                             Variable Rate Notes, 7/10/17 (f) (g)                             220,075
     600,000                 Denning 2016 Segregated Account (Artex),
                             Variable Rate Notes, 7/7/17 (f) (g)                              594,540
     500,000          2.65   East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                             (Cat Bond) (144A)                                                501,650
     594,000                 Eden Re II,Variable Rate Notes, 3/22/21 (f) (g)                  602,435
         527                 Eden Re II, Variable Rate Notes, 4/23/19 (f) (g)                   6,455
   3,400,000          7.97   Everglades Re, Ltd., Floating Rate Note, 4/28/17
                             (Cat Bond) (144A)                                              3,421,760
     250,000          0.00   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                             (Cat Bond) (144A)                                                250,175
     350,000          0.00   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                             (Cat Bond) (144A)                                                350,945
     250,000          0.00   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                             (Cat Bond) (144A)                                                249,425
     250,000          0.00   Galilei Re, Ltd., Floating Rate Note, 1/8/21
                             (Cat Bond) (144A)                                                250,775

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 57

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
      52,500          6.47   Gator Re, Ltd., Floating Rate Note, 1/9/20
                             (Cat Bond) (144A)                                         $        7,875
     300,000                 Gleneagles Segregated Account (Artex SAC Ltd),
                             Variable Rate Notes, 11/30/20 (f) (g)                             50,460
     750,000          2.52   Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                             (Cat Bond) (144A)                                                747,375
     600,000                 Gullane Segregated Account (Artex SAC Ltd.), Variable
                             Rate Note 11/30/20 (f) (g)                                        25,140
     550,000                 Gullane Segregated Account (Artex SAC Ltd.), Variable
                             Rate Note 11/30/21 (f) (g)                                       554,675
     750,000          4.24   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                             (Cat Bond) (144A)                                                760,425
     250,000          6.75   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                             (Cat Bond) (144A)                                                255,700
     250,000          9.25   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                             (Cat Bond) (144A)                                                260,525
     650,000          5.24   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                             (Cat Bond) (144A)                                                656,695
     350,000          5.00   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                             (Cat Bond) (144A)                                                352,660
     350,000                 Kingsbarns Segregated Account (Artex SAC Ltd.),
                             Variable Rate Notes, 5/15/17 (f) (g)                             345,310
     450,000          2.50   Kizuna Re II, Ltd., Floating Rate Note, 4/6/18
                             (Cat Bond) (144A)                                                450,855
     250,000                 Lahinch Re, Variable Rate Notes, 5/10/21 (f) (g)                   4,450
     300,000          0.00   Limestone Re, Ltd., Floating Rate Note,
                             8/31/21 (Cat Bond)                                               300,210
     750,000          4.03   Long Point Re III, Ltd., Floating Rate Note, 5/23/18
                             (Cat Bond) (144A)                                                758,700
     250,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f) (g)              1,450
     600,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (f) (g)            645,900
     300,000                 Madison Re. Variable Rate Notes, 3/31/19 (f) (g)                 323,430
     650,000          2.25   Merna Re V, Ltd., Floating Rate Note, 4/7/17
                             (Cat Bond) (144A)                                                649,675
     550,000          3.07   Nakama Re, Ltd., Floating Rate Note, 10/13/21
                             (Cat Bond) (144A)                                                556,930
   1,000,000                 Pangaea Re, Series 2015-1, Principal at Risk Notes,
                             2/1/19 (f) (g)                                                     4,500
   1,000,000                 Pangaea Re, Series 2015-2, Principal at Risk Notes,
                             11/30/19 (f) (g)                                                  80,700
     500,000                 Pangaea Re, Series 2016-2, Principal at Risk Notes,
                             11/30/20 (f) (g)                                                 566,250
     500,000                 Pangaea Re., Variable Rate Notes, 11/30/21 (f) (g)               508,550
     800,000                 Pangaea Re., Variable Rate Notes, 2/1/20 (f) (g)                 111,200
     850,000          6.50   Pelican Re, Ltd., Floating Rate Note, 5/15/17
                             (Cat Bond) (144A)                                                856,205

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     500,000          4.81   PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                             (Cat Bond) (144A)                                         $      504,250
     500,000                 Pinehurst Segregated Account (Artex SAC Ltd.),
                             Variable Rate Notes, 1/16/18 (f) (g)                             476,050
     300,000                 Port Rush RE, Variable Rate Notes, 6/15/17 (f) (g)                68,490
     500,000          5.75   Queen Street X Re, Ltd., Floating Rate Note, 6/8/18
                             (Cat Bond) (144A)                                                501,700
     250,000          6.15   Queen Street XI Re Dac, Floating Rate Note, 6/7/19
                             (Cat Bond) (144A)                                                253,325
     250,000          9.75   Residential Reinsurance 2013, Ltd., Floating Rate
                             Note, 6/6/17 (Cat Bond) (144A)                                   252,775
     250,000          3.61   Residential Reinsurance 2014, Ltd., Floating Rate
                             Note, 6/6/18 (Cat Bond) (144A)                                   251,350
     500,000          0.00   Residential Reinsurance 2016, Ltd., Floating Rate
                             Note, 12/6/23 (Cat Bond) (144A)                                  486,500
     250,000          0.00   Resilience Re, Ltd., 1/12/18 (Cat Bond)                          234,900
     350,000          0.00   Resilience Re, Ltd., 4/7/17 (Cat Bond)                           352,800
     250,000          0.00   Resilience Re, Ltd., 6/12/17 (Cat Bond)                          249,650
     250,000          4.50   Resilience Re, Ltd., Floating Rate Note, 1/9/19
                             (Cat Bond)                                                       250,000
     250,000          3.30   Resilience Re, Ltd., Floating Rate Note, 1/9/19
                             (Cat Bond)                                                       250,000
     750,000          4.00   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                             (Cat Bond) (144A)                                                749,925
     750,000          4.21   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                             (Cat Bond) (144A)                                                750,300
     650,000          3.97   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                             (Cat Bond) (144A)                                                651,040
     250,000                 Sector Re V, Ltd., 12/1/21 (144A) (f) (g)                        253,200
     300,000                 Sector Re V, Ltd., 3/1/21 (f) (g)                                337,470
       1,185                 Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                             (144A) (f) (g)                                                    54,099
       1,250                 Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                             (144A) (f) (g)                                                    28,318
     500,000                 Shenandoah 2017-1 Segregated Account (Artex),
                             Variable Rate Notes, 7/7/17 (f) (g)                              490,050
     250,000                 Silverton Re, Ltd., 9/18/19 (144A) (f) (g)                       254,600
     400,000                 Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                             (144A) (f) (g)                                                       800
     250,000                 Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                             (144A) (f) (g)                                                    12,200
     500,000        12.00    Skyline Re, Ltd., Floating Rate Note, 1/6/20 (Cat Bond)          498,125
     300,000                 St. Andrews Segregated Account (Artex SAC Ltd.),
                             Variable Rate Notes, 2/1/19 (f) (g)                              303,540
     300,000                 St. Andrews Segregated Account (Artex SAC Ltd.),
                             Variance Rate Notes, 2/1/18 (f) (g)                               42,180

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 59

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     250,000          5.50   Tradewynd Re, Ltd., Floating Rate Note, 1/8/18
                             (Cat Bond) (144A)                                         $      251,750
     600,000                 Versutus 2016, Class A-1, Variable Rate Notes,
                             11/30/20 (f) (g)                                                  24,480
     450,000                 Versutus Ltd., Series 2017-A, Variable RateNotes,
                             11/30/2021 (f) (g)                                               453,465
     500,000          2.01   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                             (Cat Bond) (144A)                                                498,700
     250,000          2.83   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                             (Cat Bond) (144A)                                                254,050
     400,000          2.47   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                             (Cat Bond) (144A)                                                403,400
                                                                                       --------------
                                                                                       $   34,730,147
                                                                                       --------------
                             Total Insurance                                           $   46,683,745
-----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.4%
                             Systems Software -- 0.4%
     875,000                 Microsoft Corp., 1.1%, 8/8/19                             $      866,344
     300,000                 Oracle Corp., 2.25%, 10/8/19                                     304,350
     500,000                 Oracle Corp., 2.375%, 1/15/19                                    508,226
     575,000          1.07   Oracle Corp., Floating Rate Note, 7/7/17                         575,621
                                                                                       --------------
                                                                                       $    2,254,541
                                                                                       --------------
                             Total Software & Services                                 $    2,254,541
-----------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                             Technology Hardware, Storage & Peripherals -- 0.3%
     585,000                 Apple, Inc., 1.7%, 2/22/19                                $      587,410
     550,000                 Apple, Inc., 1.9%, 2/7/20                                        551,210
     650,000          1.74   Apple, Inc., Floating Rate Note, 2/22/19                         659,888
                                                                                       --------------
                                                                                       $    1,798,508
                                                                                       --------------
                             Total Technology Hardware & Equipment                     $    1,798,508
-----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.5%
                             Semiconductors -- 0.5%
     500,000                 Altera Corp., 2.5%, 11/15/18                              $      508,170
     570,000                 Broadcom Corp., 2.375%, 1/15/20 (144A)                           570,529
     700,000                 Intel Corp., 1.35%, 12/15/17                                     700,685
     200,000                 Micron Semiconductor Asia Pte, Ltd., 1.258%, 1/15/19             198,635
     500,000                 Texas Instruments, Inc., 0.875%, 3/12/17                         499,998
     575,000                 TSMC Global, Ltd., 1.625%, 4/3/18 (144A)                         573,454
                                                                                       --------------
                                                                                       $    3,051,471
                                                                                       --------------
                             Total Semiconductors & Semiconductor Equipment            $    3,051,471
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.9%
                             Integrated Telecommunication Services -- 0.9%
     650,000                 AT&T, Inc., 1.7%, 6/1/17                                  $      650,658
     600,000          1.85   AT&T, Inc., Floating Rate Note, 11/27/18                         605,035
     575,000                 British Telecommunications Plc, 2.35%, 2/14/19                   579,202
     300,000                 Deutsche Telekom International Finance BV, 1.5%,
                             9/19/19 (144A)                                                   295,073
     570,000          1.60   Deutsche Telekom International Finance BV, Floating
                             Rate Note, 1/17/20 (144A)                                        571,311
   1,000,000                 GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)            991,530
     575,000                 Orange SA, 1.625%, 11/3/19                                       565,540
     575,000                 Verizon Communications, Inc., 1.375%, 8/15/19                    567,168
                                                                                       --------------
                                                                                       $    4,825,517
                                                                                       --------------
                             Total Telecommunication Services                          $    4,825,517
-----------------------------------------------------------------------------------------------------
                             UTILITIES -- 2.4%
                             Electric Utilities -- 1.6%
     500,000                 American Electric Power Co., Inc., 1.65%, 12/15/17        $      500,898
     215,000                 Duke Energy Corp., 2.1%, 6/15/18                                 216,082
   1,740,000          1.38   Duke Energy Corp., Floating Rate Note, 4/3/17                  1,740,853
     440,000          1.11   Duke Energy Progress LLC, Floating Rate Note, 11/20/17           440,605
     411,000          1.04   Duke Energy Progress LLC, Floating Rate Note, 3/6/17             411,017
   1,180,000                 Exelon Corp., 1.55%, 6/9/17                                    1,180,290
     560,000                 Georgia Power Company, 2% 3/30/2                                 559,731
     575,000                 NextEra Energy Capital Holdings, Inc., 1.649%, 9/1/18            574,320
     750,000                 NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17            752,842
     600,000                 NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19              605,575
     755,000                 PECO Energy Co., 5.35%, 3/1/18                                   784,111
     575,000                 PPL Capital Funding, Inc., 1.9%, 6/1/18                          575,113
     660,000                 Southern California Edison Co., 1.125%, 5/1/17                   660,152
                                                                                       --------------
                                                                                       $    9,001,589
-----------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.1%
     600,000                 DCP Midstream Operating LP, 2.5%, 12/1/17                 $      600,000
-----------------------------------------------------------------------------------------------------
                             Multi-Utilities -- 0.7%
   1,021,000                 Dominion Resources, Inc. Virginia, 1.25%, 3/15/17         $    1,021,059
     320,000                 Dominion Resources, Inc. Virginia, 1.6%, 8/15/19                 316,100
     850,000                 Dominion Resources, Inc. Virginia, 1.875%, 1/15/19               850,180
     575,000                 Dominion Resources, Inc. Virginia, 1.9%, 6/15/18                 574,813
     575,000                 Sempra Energy, 2.3%, 4/1/17                                      575,522
     500,000                 Sempra Energy, 9.8%, 2/15/19                                     574,938
                                                                                       --------------
                                                                                       $    3,912,612
                                                                                       --------------
                             Total Utilities                                           $   13,514,201
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 61

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.7%
                             Office REIT -- 0.3%
     575,000                 Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20     $      577,459
     585,000                 Highwoods Realty LP, 5.85%, 3/15/17                              585,863
     575,000                 Highwoods Realty LP, 7.5%, 4/15/18                               609,787
                                                                                       --------------
                                                                                       $    1,773,109
-----------------------------------------------------------------------------------------------------
                             Health Care REIT -- 0.1%
     500,000                 Welltower, Inc., 2.25%, 3/15/18                           $      502,417
-----------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.3%
     550,000                 Ventas Realty LP, 2.7%, 4/1/20                            $      554,921
   1,070,000                 Ventas Realty LP, 4.0%, 4/30/19                                1,110,210
                                                                                       --------------
                                                                                       $    1,665,131
                                                                                       --------------
                             Total Real Estate                                         $    3,940,657
-----------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $221,766,286)                                       $  222,370,252
-----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 10.4%
   1,152,940                 Fannie Mae, 2.0%, 11/1/23                                 $    1,159,672
   1,212,234                 Fannie Mae, 2.5%, 3/1/28                                       1,229,274
     242,291                 Fannie Mae, 2.5%, 6/1/23                                         246,698
     768,543                 Fannie Mae, 3.0%, 10/1/27                                        793,178
     997,568                 Fannie Mae, 3.0%, 11/1/27                                      1,029,589
     446,298                 Fannie Mae, 3.0%, 5/1/21                                         459,403
     235,494                 Fannie Mae, 4.0%, 12/1/19                                        242,555
     161,521                 Fannie Mae, 4.5%, 1/1/41                                         173,985
     299,888                 Fannie Mae, 4.5%, 5/1/39                                         325,773
     499,302                 Fannie Mae, 4.5%, 5/1/39                                         542,280
     392,376                 Fannie Mae, 5.0%, 10/1/41                                        430,595
     114,834                 Fannie Mae, 5.0%, 11/1/20                                        121,783
      33,521                 Fannie Mae, 5.5%, 12/1/35                                         37,540
     183,298                 Fannie Mae, 5.5%, 8/1/37                                         205,814
     251,399                 Fannie Mae, 6.0%, 10/1/22                                        268,043
      15,897                 Fannie Mae, 6.0%, 2/1/34                                          17,985
      18,129                 Fannie Mae, 6.0%, 4/1/38                                          20,546
     199,989                 Fannie Mae, 6.5%, 4/1/29                                         231,290
       4,523                 Fannie Mae, 6.5%, 7/1/32                                           5,269
       1,705                 Fannie Mae, 6.5%, 8/1/17                                           1,714
      10,943                 Fannie Mae, 7.0%, 1/1/36                                          12,317
         350                 Fannie Mae, 7.0%, 7/1/17                                             350
      43,095          3.33   Fannie Mae, Floating Rate Note, 1/1/25                            43,865
      73,969          2.66   Fannie Mae, Floating Rate Note, 10/1/29                           75,268
     289,816          2.82   Fannie Mae, Floating Rate Note, 10/1/36                          291,735

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
      70,117          3.42   Fannie Mae, Floating Rate Note, 11/1/24                   $       72,787
       1,354          2.74   Fannie Mae, Floating Rate Note, 11/1/25                            1,418
      27,999          2.01   Fannie Mae, Floating Rate Note, 11/1/40                           27,853
      44,139          2.90   Fannie Mae, Floating Rate Note, 12/1/28                           45,968
     132,515          4.30   Fannie Mae, Floating Rate Note, 12/1/36                          139,073
       1,663          3.32   Fannie Mae, Floating Rate Note, 2/1/27                             1,674
         576          4.23   Fannie Mae, Floating Rate Note, 2/1/33                               606
       2,777          3.09   Fannie Mae, Floating Rate Note, 4/1/28                             2,800
       2,463          3.06   Fannie Mae, Floating Rate Note, 4/1/29                             2,521
      33,415          3.04   Fannie Mae, Floating Rate Note, 7/1/36                            35,571
     563,109          2.43   Fannie Mae, Floating Rate Note, 7/1/45                           574,758
     605,000          0.77   Federal Farm Credit Banks, Floating Rate
                             Note, 10/17/17                                                   605,456
     645,968                 Federal Home Loan Mortgage Corp., 2.5%, 10/1/27                  655,416
     106,163                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/24                   111,835
      64,437                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                    65,933
      61,740                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                    63,174
      57,491                 Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                   62,907
      34,638                 Federal Home Loan Mortgage Corp., 5.0%, 2/1/21                    36,624
      23,729                 Federal Home Loan Mortgage Corp., 5.5%, 8/1/23                    25,443
       1,697          2.92   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 1/1/28                                                       1,780
     117,111          3.16   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 10/1/31                                                    118,753
       4,107          2.76   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 11/1/31                                                      4,328
     238,053          3.53   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 12/1/31                                                    238,714
       8,392          3.42   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 4/1/25                                                       8,620
       1,860          3.01   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 4/1/29                                                       1,882
       3,517          2.66   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 5/1/25                                                       3,520
         826          2.88   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 7/1/18                                                         825
      38,898          3.28   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 8/1/31                                                      40,383
   1,200,052                 Federal National Mortgage Association, 2.0%, 8/1/23            1,207,053
   1,031,616                 Federal National Mortgage Association, 2.5%, 9/1/22            1,050,335
     423,530                 Federal National Mortgage Association, 3.0%, 12/1/21             435,966
     401,021                 Federal National Mortgage Association, 4.0%, 1/1/20              413,032
     486,100                 Federal National Mortgage Association, 4.0%, 10/1/20             500,933
     511,590                 Federal National Mortgage Association, 4.0%, 3/1/21              527,694

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 63

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
     133,164                 Federal National Mortgage Association, 4.0%, 8/1/19       $      137,127
     155,571                 Government National Mortgage Association I,
                             5.0%, 8/15/19                                                    164,340
      92,497                 Government National Mortgage Association I,
                             6.0%, 11/15/36                                                   105,865
      39,758                 Government National Mortgage Association I,
                             6.0%, 12/15/31                                                    45,114
      21,712                 Government National Mortgage Association I,
                             6.5%, 10/15/37                                                    24,848
      21,943                 Government National Mortgage Association I,
                             6.5%, 5/15/31                                                     25,599
       6,896                 Government National Mortgage Association I,
                             6.5%, 7/15/35                                                      7,864
      49,904                 Government National Mortgage Association I,
                             7.5%, 10/15/36                                                    57,313
     155,820                 Government National Mortgage Association II,
                             6.0%, 10/20/21                                                   163,022
     120,167                 Government National Mortgage Association II,
                             6.0%, 11/20/22                                                   127,212
     118,152                 Government National Mortgage Association II,
                             6.0%, 4/20/22                                                    123,649
      43,610                 Government National Mortgage Association II,
                             6.0%, 8/20/19                                                     44,811
     500,000                 U.S. Treasury Bonds, 8.125%, 8/15/21                             634,336
   1,975,000                 U.S. Treasury Notes, 0.625%, 6/30/18                           1,964,353
   2,250,000                 U.S. Treasury Notes, 0.75%, 9/30/18                            2,237,432
     650,000                 U.S. Treasury Notes, 0.875%, 4/15/19                             644,719
   1,150,000                 U.S. Treasury Notes, 1.0%, 3/15/19                             1,144,429
   1,410,000                 U.S. Treasury Notes, 1.0%, 6/30/19                             1,399,755
   1,970,000                 U.S. Treasury Notes, 1.125%, 1/31/19                           1,966,923
   1,405,000                 U.S. Treasury Notes, 1.125%, 5/31/19                           1,399,567
   2,335,000                 U.S. Treasury Notes, 1.125%, 7/31/21                           2,264,859
   4,100,000                 U.S. Treasury Notes, 1.125%, 8/31/21                           3,973,807
   2,000,000                 U.S. Treasury Notes, 1.25%, 11/30/18                           2,003,046
     550,000                 U.S. Treasury Notes, 1.375%, 5/31/21                             540,418
   2,500,000                 U.S. Treasury Notes, 1.5%, 12/31/18                            2,514,160
   1,945,000                 U.S. Treasury Notes, 1.5%, 3/31/19                             1,954,422
     865,000                 U.S. Treasury Notes, 1.625%, 11/30/20                            862,905
   2,760,000                 U.S. Treasury Notes, 1.625%, 6/30/19                           2,778,867
   1,385,000                 U.S. Treasury Notes, 1.625%, 7/31/19                           1,394,198
   1,415,000                 U.S. Treasury Notes, 2.0%, 10/31/21                            1,423,015
   2,550,000                 U.S. Treasury Notes, 2.0%, 8/31/21                             2,566,634
     565,000                 U.S. Treasury Notes, 2.125%, 9/30/21                             571,488
   3,295,000                 U.S. Treasury Notes, 2.25%, 7/31/21                            3,353,048

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
-----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
   1,380,000                 U.S. Treasury Notes, 2.625%, 1/31/18                      $    1,401,347
   1,575,000                 U.S. Treasury Notes, 2.75%, 12/31/17                           1,599,487
   1,865,000                 U.S. Treasury Notes, 3.125%, 5/15/19                           1,938,798
-----------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $58,981,275)                                        $   58,610,933
-----------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 0.7% (e)
                             Municipal Development -- 0.7%
   1,480,000          0.62   County of Jackson Mississippi, Floating Rate
                             Note, 6/1/23                                              $    1,480,000
   2,395,000          0.48   Mississippi Business Finance Corp., Floating Rate
                             Note, 11/1/35                                                  2,395,000
                                                                                       --------------
                                                                                       $    3,875,000
-----------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $3,875,000)                                         $    3,875,000
-----------------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE LOAN
                             INTERESTS -- 5.9%**
                             MATERIALS -- 0.6%
                             Commodity Chemicals -- 0.1%
     440,863          4.50   Tronox Pigments Holland BV, New Term Loan, 3/19/20        $      443,848
-----------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.1%
     539,024          3.59   Huntsman International LLC, 2021 Term B
                             Loan, 10/1/21                                             $      543,067
-----------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.3%
   1,097,820          5.00   MacDermid, Inc., Tranche B-4 Term Loan, 10/13/23          $    1,112,160
     291,136          4.50   MacDermid, Inc., Tranche B-5 Term Loan, 6/7/20                   295,139
     118,103          3.03   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                      118,989
                                                                                       --------------
                                                                                       $    1,526,288
-----------------------------------------------------------------------------------------------------
                             Construction Materials -- 0.1%
      20,376          4.25   CeramTec Acquisition Corp., Initial Dollar Term B-2
                             Loan, 8/30/20                                             $       20,452
      53,302          4.25   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                      53,502
     174,619          4.25   CeramTec GmbH, Initial Dollar Term B-1 Loan, 8/30/20             175,274
                                                                                       --------------
                                                                                       $      249,228
-----------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.0%+
      76,771          4.75   BWAY Holding Co., Initial Term Loan (2016), 8/14/23       $       77,018
-----------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.0%+
      22,111          3.75   Fortescue Metals Group Ltd., Bank Loan, 6/30/19           $       22,259
-----------------------------------------------------------------------------------------------------
                             Steel -- 0.0%+
     143,204          4.56   TMS International Corp., Term B Loan, 10/2/20             $      143,920
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 65

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Paper Products -- 0.0%+
     239,867          7.75   Appvion, Inc., Term Commitment, 6/28/19                   $      233,470
                                                                                       --------------
                             Total Materials                                           $    3,239,098
-----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.6%
                             Aerospace & Defense -- 0.1%
     341,726          3.53   DigitalGlobe, Inc., Term Loan, 12/22/23                   $      343,790
     414,502          3.50   Wesco Aircraft Hardare Corp., Tranche B Term Loan
                             (First Lien), 2/24/21                                            412,257
                                                                                       --------------
                                                                                       $      756,047
-----------------------------------------------------------------------------------------------------
                             Building Products -- 0.1%
     398,636          4.25   Unifrax Corp., New Term B Loan, 12/31/19                  $      398,387
-----------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.1%
     390,741          3.27   Southwire Co., Term Loan, 1/31/21                         $      394,323
     334,326          6.50   WireCo WorldGroup, Inc., Initial Term Loan (First
                             Lien), 7/22/23                                                   338,087
                                                                                       --------------
                                                                                       $      732,410
-----------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.1%
     326,836          3.00   Milacron LLC, Term Loan (First Lien), 9/25/23             $      328,879
-----------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery & Heavy Trucks -- 0.1%
     395,000          5.00   Navistar, Inc., Tranche B Term Loan, 8/7/20               $      398,555
     252,520          3.54   Terex Corp., U.S. Term Loan (2017), 1/31/24                      254,098
                                                                                       --------------
                                                                                       $      652,653
-----------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.1%
     493,694          5.03   NN, Inc., Tranche B Term Loan, 10/19/22                   $      498,940
-----------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.0%+
      45,413          3.78   WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19      $       45,569
                                                                                       --------------
                             Total Capital Goods                                       $    3,412,885
-----------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                             Environmental & Facilities Services -- 0.2%
     938,697          5.00   Wheelabrator, Term B Loan, 10/15/21                       $      948,769
      42,146          5.00   Wheelabrator, Term C Loan, 10/15/21                               42,598
                                                                                       --------------
                                                                                       $      991,367
-----------------------------------------------------------------------------------------------------
                             Office Services & Supplies -- 0.0%+
     174,126          3.28   West Corp., Refinanced Term B-12 Loan, 6/17/23            $      175,024
-----------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.1%
     469,379          4.00   Garda World Security Corp., Term B Loan, 11/1/20          $      472,117
     120,074          4.00   Garda World Security Corp., Term B Loan, 11/8/20                 120,774
                                                                                       --------------
                                                                                       $      592,891
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                              Value
-----------------------------------------------------------------------------------------------------
                             Human Resource & Employment Services -- 0.0%+
     101,477          4.22   On Assignment, Inc., Tranche B-2 Term Loan, 6/5/22        $      102,238
                                                                                       --------------
                             Total Commercial Services & Supplies                      $    1,861,520
-----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.2%
                             Airlines -- 0.2%
     735,000          3.27   American Airlines, Inc., 2015 Term Loan, 10/10/21         $      739,640
      96,970          3.27   Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18               97,848
                                                                                       --------------
                                                                                       $      837,488
-----------------------------------------------------------------------------------------------------
                             Marine -- 0.0%+
     205,982          5.25   Navios Maritime Partners LP, Term Loan, 6/27/18           $      205,724
                                                                                       --------------
                             Total Transportation                                      $    1,043,212
-----------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.3%
                             Auto Parts & Equipment -- 0.2%
     524,000          6.00   BBB Industries US, Initial Term Loan, 10/15/21            $      527,432
     460,528          3.75   MPG Holdco I, Inc., Tranche B-1 Term Loan
                             (2015), 10/20/21                                                 462,053
     464,113          3.53   TI Group Automotive Systems LLC, Initial US Term
                             Loan, 6/25/22                                                    467,884
                                                                                       --------------
                                                                                       $    1,457,369
-----------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.1%
     345,386          3.28   Chrysler Group LLC, Tranche B Term Loan, 12/29/18         $      346,465
                                                                                       --------------
                             Total Automobiles & Components                            $    1,803,834
-----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.0%+
                             Housewares & Specialties -- 0.0%+
     210,000          3.50   Prestige Brands, Inc., Term B-4 Loan, 1/20/24             $      212,888
                                                                                       --------------
                             Total Consumer Durables & Apparel                         $      212,888
-----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.4%
                             Casinos & Gaming -- 0.1%
     711,833          4.84   Scientific Games International, Inc., Initial Term B-3
                             Loan, 10/1/21                                             $      722,866
-----------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.1%
      21,499          3.50   Hilton Worldwide Finance LLC, Series B-1 Term
                             Loan, 9/23/20                                             $       21,690
     292,300          3.28   Hilton Worldwide Finance LLC, Series B-2 Term
                             Loan, 10/25/23                                                   295,244
                                                                                       --------------
                                                                                       $      316,934
-----------------------------------------------------------------------------------------------------
                             Education Services -- 0.2%
     388,896          3.52   Bright Horizons Family Solutions, Term Loan
                             (First Lien), 11/3/23                                     $      393,855
     734,887          4.55   Nord Anglia Education, Initial Term Loan, 3/31/21                744,532
                                                                                       --------------
                                                                                       $    1,138,387
                                                                                       --------------
                             Total Consumer Services                                   $    2,178,187
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 67

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             MEDIA -- 0.9%
                             Broadcasting -- 0.5%
     288,750          3.03   CBS Outdoor Americas Capital llc, Tranche B Term
                             Loan (First Lien), 1/15/21                                $      290,134
     310,077          4.51   Entercom Radio LLC, Term B Loan, 11/1/23                         312,441
     801,032          2.50   Gray Television, Inc., Term B-2 Loan, 2/7/24                     808,642
     194,458          3.54   Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20              195,390
     430,493          3.04   Sinclair Television Group, Inc., Tranche B Term
                             Loan, 1/31/24                                                    432,018
     270,172          3.28   The EW Scripps Co., Tranche B Term Loan, 11/26/20                272,423
      35,074          4.43   Tribune Media Co., Term B Loan, 12/27/20                          35,128
     438,249          3.78   Tribune Media Co., Term C Loan, 1/18/24                          441,947
                                                                                       --------------
                                                                                       $    2,788,123
-----------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.3%
     389,000          3.00   Mediacom Illinois LLC, Tranche K Term Loan, 2/19/24       $      391,431
   1,025,000          2.50   Ziggo Secured Finance Partnership, Term Loan
                             (First Lien), 4/25/25                                          1,029,805
                                                                                       --------------
                                                                                       $    1,421,236
-----------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.1%
     241,913          3.52   AMC Entertainment, Inc., Initial Term Loan, 4/30/20       $      244,735
     498,750          3.31   Live Nation Entertainment, Inc., Term B-2
                             Loan, 10/27/23                                                   505,296
                                                                                       --------------
                                                                                       $      750,031
                                                                                       --------------
                             Total Media                                               $    4,959,390
-----------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.1%
                             Food Retail -- 0.1%
     451,553          4.30   Albertsons LLC, 2016-1 Term B-6 Loan, 6/23/23             $      458,751
                                                                                       --------------
                             Total Food & Staples Retailing                            $      458,751
-----------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.2%
                             Agricultural Products -- 0.1%
     510,563          3.28   Darling International, Inc., Term B USD Loan, 12/19/20    $      517,902
-----------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.1%
     477,086          3.25   JBS USA, Term Loan (First Lien), 10/30/22                 $      479,223
                                                                                       --------------
                             Total Food, Beverage & Tobacco                            $      997,125
-----------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                             Personal Products -- 0.1%
     456,517          3.86   Party City Holdings, Inc., 2016 Replacement Term
                             Loan, 8/19/22                                             $      454,968
                                                                                       --------------
                             Total Household & Personal Products                       $      454,968
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                             Health Care Supplies -- 0.2%
     260,788          3.53   Halyard Health, Inc., Term Loan, 11/1/21                  $      263,722
     580,000          4.25   Kinetic Concepts, Inc., Term Loan B, 2/1/24                      579,534
     296,250          4.25   Sterigenics-Nordion Holdings LLC, Initial Term
                             Loan, 4/27/22                                                    296,802
                                                                                       --------------
                                                                                       $    1,140,058
-----------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.2%
     496,250          4.00   Envision Healthcare Corp., Initial Term Loan, 11/17/23    $      501,124
     643,500          5.25   US Renal Care, Inc., Initial Term Loan (First
                             Lien), 11/16/22                                                  594,916
                                                                                       --------------
                                                                                       $    1,096,040
-----------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
      84,377          4.18   CHS, Incremental 2018 Term F Loan, 12/31/18               $       84,248
      88,816          3.75   CHS, Incremental 2019 Term G Loan, 12/31/19                       88,233
     163,419          4.00   CHS, Incremental 2021 Term H Loan, 1/27/21                       160,917
     269,474          4.31   Kindred Healthcare, Inc., Tranche B Loan (First
                             Lien), 4/10/21                                                   268,012
     263,956          5.00   Vizient, Inc., Term B-2 Loan, 2/11/23                            267,970
                                                                                       --------------
                                                                                       $      869,380
-----------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.1%
     391,000          3.75   Emdeon Inc., Term B-3 Loan, 2.50%, 11/2/18                $      391,550
                                                                                       --------------
                             Total Health Care Equipment & Services                    $    3,497,028
-----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                             SCIENCES -- 0.2%
                             Pharmaceuticals -- 0.2%
     241,560          3.81   Endo Luxembourg Finance I Co Sarl, 2015
                             Incremental Term B Loan, 6/24/22                          $      242,818
     274,407          3.75   Mallincrodt International Finance, Term Loan (First
                             Lien), 9/24/24                                                   275,951
     466,284          5.53   Valeant Pharmaceuticals, Series F-1, 3/11/22                     469,927
                                                                                       --------------
                                                                                       $      988,696
                                                                                       --------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences      $      988,696
-----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.3%
                             Other Diversified Financial Services -- 0.2%
     423,530          3.25   Delos Finance Sarl, Loan, 10/6/23                         $      427,765
     335,000          3.79   Fly Funding II Sarl, Loan, 8/9/19                                337,792
                                                                                       --------------
                                                                                       $      765,557
-----------------------------------------------------------------------------------------------------
                             SPECIALIZED FINANCE -- 0.1%
     523,259          3.25   101178 BC ULC, Term Loan (First Lien), 2/17/24            $      524,370
     195,000          3.04   SBA Senior Finance II LLC, Incremental Tranche B-1
                             Term Loan, 3/31/21                                               195,655
                                                                                       --------------
                                                                                       $      720,025
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 69

-----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.0%+
     143,340          4.28   LPL Holdings, Inc., 2021 Tranche B Term Loan, 3/29/21     $      145,221
                                                                                       --------------
                             Total Diversified Financials                              $    1,630,803
-----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.2%
                             Internet Software & Services -- 0.0%+
     185,786          3.27   Vantiv LLC, Term B Loan, 6/12/21                          $      187,760
-----------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.1%
     394,939          3.25   CDW LLC, Term Loan, 8/16/23                               $      397,309
     195,000          5.75   Evergreen Skills Lux Sarl, Initial Term Loan (First
                             Lien), 4/23/21                                                   178,974
                                                                                       --------------
                                                                                       $      576,283
-----------------------------------------------------------------------------------------------------
                             Application Software -- 0.1%
     345,941          4.79   MA FinanceCo LLC, Initial Tranche B-2 Term
                             Loan, 11/20/21                                            $      349,895
     259,451          3.65   Verint Systems, Inc., Tranche B-2 Term Loan
                             (First Lien), 9/6/19                                             261,267
                                                                                       --------------
                                                                                       $      611,162
                                                                                       --------------
                             Total Software & Services                                 $    1,375,205
-----------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                             Communications Equipment -- 0.0%+
     277,516          3.28   Ciena Corporation, Term Loan (First Lien), 2/25/22        $      279,250
-----------------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.1%
     371,136          3.45   Zebra Technologies Corp., Refinancing Term
                             Loan, 12/27/21                                            $      376,096
                                                                                       --------------
                             Total Technology Hardware & Equipment                     $      655,346
-----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.1%
                             Semiconductor Equipment -- 0.1%
     606,038          3.25   Sensata Technologies BV, Sixth Amendment Term
                             Loan, 10/14/21                                            $      610,962
-----------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.0%+
     199,500          4.03   On Semiconductor Corp., Term Loan (First
                             Lien), 3/31/23                                            $      201,855
                                                                                       --------------
                             Total Semiconductors & Semiconductor Equipment            $      812,817
-----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.2%
                             Integrated Telecommunication Services -- 0.1%
     225,000          3.03   Level 3 Financing, Term Loan (First Lien), 2/17/24        $      226,434
     368,342          4.22   GCI Holdings, Inc., New Term B Loan (2016), 2/2/22               370,875
                                                                                       --------------
                                                                                       $      597,309
-----------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.1%
     235,662          3.52   Virgin Media Bristol LLC, I Facility, 1/31/25             $      237,283
                                                                                       --------------
                             Total Telecommunication Services                          $      834,592
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.4%
                             Electric Utilities -- 0.4%
     912,797          6.00   APLP Holdings LP, Term Loan, 4/12/23                      $      921,925
     654,708          3.28   Calpine Construction Finance Co. LP, Term B-2
                             Loan, 1/3/22                                                     655,117
     699,189          5.00   TPF II Power, LLC, Term Loan, 10/2/21                            707,003
                                                                                       --------------
                                                                                       $    2,284,045
                                                                                       --------------
                             Total Utilities                                           $    2,284,045
-----------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.1%
                             Hotel & Resort REIT -- 0.1%
     312,638          3.28   MGM Growth Properties Operating Partnership LP,
                             Term B Loan, 4/7/23                                       $      315,102
                                                                                       --------------
                             Total Real Estate                                         $      315,102
-----------------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $32,658,830)                                        $   33,015,492
-----------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 2.6%
                             Commercial Paper -- 2.6%
     500,000                 Autozone Inc., Commercial Paper, 3/8/17 (d)               $      499,894
   1,250,000          1.67   Bank of Montreal, Floating Rate Note, 3/16/18                  1,249,669
     500,000          1.46   Bank of Nova Scotia Houston, Floating Rate
                             Note, 5/2/17                                                     500,085
     560,000                 Bell Canada, Commercial Paper, 5/16/17 (d)                       558,692
      69,000                 BMO Harris Bank NA, 1.0%, 4/24/17                                 69,041
     560,000                 Canadian National Resources, Commercial
                             Paper, 3/28/17 (d)                                               559,504
     320,000          1.30   Credit Agricole, Commercial Paper, 7/12/17                       320,295
     308,000          2.25   Credit Suisse AG New York NY, Floating Rate
                             Note, 3/8/18                                                     308,832
   1,500,000          1.05   KBC Bank NV, Commercial Paper, 3/6/17                          1,500,079
   1,500,000          1.10   Mizuho Bank Limited, Commercial Paper, 5/5/17                  1,500,701
     600,000          1.72   Mizuho Bank, Ltd. New York, Floating Rate
                             Note, 10/12/17                                                   602,030
   2,810,000                 Natixis, Commercial Paper, 3/1/17 (d)                          2,809,954
     550,000                 Oneok Partners, Commercial Paper, 3/1/17 (d)                     549,986
     345,000          1.56   Sumitomo Mitsui Trust Bank, Ltd., Floating Rate
                             Note, 9/20/17                                                    345,922
     580,000          1.26   Sumitomo Mitsui, Floating Rate Note, 11/1/16                     580,303
     755,000          1.50   Sumitomo Mitsui, Floating Rate Note,7/20/17                      756,039
     540,000          1.36   Svenska Handelsbanken New York NY, Floating
                             Rate Note, 5/26/17                                               540,084
     750,000          0.93   UBS AG, Floating Rate Note, 5/25/17                              751,111
     550,000                 Verizon Communications, Commercial Paper, 3/2/17                 549,971
                                                                                       --------------
                                                                                       $   14,552,192
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 71

------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $14,548,356)                                        $   14,552,192
------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 100.7%
                             (Cost $566,064,399) (a)                                   $  566,087,163
------------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- (0.7)%                      $   (4,042,975)
------------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                                $  562,044,188
======================================================================================================

+           Amount rounds to less than 0.1%.

(Cat Bond)  Catastrophe or event-linked bond. At February 28, 2017, the value of these securities amounted to $26,492,635 or 4.7% of total net assets. See Notes to Financial Statements -- Note 1H.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2017, the value of these securities amounted to $191,871,599 or 34.1% of total net assets.

ARM         Adjustable Rate Mortgage.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

Strips      Separate trading of Registered interest and principal of securities.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At February 28, 2017, the net unrealized depreciation on investments based on cost for federal income tax purposes of $567,234,747 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                 $ 1,816,942

               Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                  (2,964,526)
                                                                                 ------------
               Net unrealized depreciation                                       $(1,147,584)
                                                                                 ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)         Consists of Revenue Bonds unless otherwise indicated.

(f) Structured reinsurance investment. At February 28, 2017, the value of these securities amounted to $8,237,512 or 1.5% of total net assets. See Notes to Financial Statements -- Note 1H.

(g)         Rate to be determined.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2017 were as follows:

--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                        $ 66,811,537       $ 62,502,831
Other Long-Term Securities                        146,005,007        161,857,080

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended February 28, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $6,275,116 and $15,658,165, respectively, which resulted in a net realized gain/loss of $(2,599).

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2017, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------
                                     Level 1        Level 2          Level 3       Total
-----------------------------------------------------------------------------------------------
Asset Backed Securities              $          --  $    71,749,443  $         --  $ 71,749,443
Collateralized Mortgage
   Obligations                                  --      161,913,851            --   161,913,851
Corporate Bonds
   Insurance
     Reinsurance                                --       24,855,075     9,875,072    34,730,147
   All Other Corporate Bonds                    --      187,640,105            --   187,640,105
U.S. Government Agency Obligations              --       58,610,933            --    58,610,933
Municipal Bonds                                 --        3,875,000            --     3,875,000
Senior Floating Rate Loan Interests             --       33,015,492            --    33,015,492
Commercial paper                                --       14,552,192            --    14,552,192
-----------------------------------------------------------------------------------------------
Total                                $          --  $   556,212,091  $  9,875,072  $566,087,163
===============================================================================================
Other Financial Instruments
   Net unrealized appreciation
     on futures contracts            $      82,985  $            --  $         --  $     82,985
-----------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                       $      82,985  $            --  $         --  $     82,985
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 73

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Corporate
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 8/31/16                                               $ 9,834,965
Realized gain (loss)(1)                                                  (3,524)
Change in unrealized appreciation (depreciation)(2)                     120,016
Purchases                                                             5,167,760
Sales                                                                (5,244,145)
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 2/28/17                                               $ 9,875,072
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended February 28, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 2/28/17                                                         $ 129,194
                                                                                ---------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Statement of Assets and Liabilities | 2/28/17 (unaudited)

ASSETS:
  Investment in securities (cost $566,064,399)                                      $  566,087,163
  Cash                                                                                   3,363,616
  Restricted cash*                                                                         513,001
  Receivables --
     Investment securities sold                                                            349,230
     Fund shares sold                                                                    2,955,494
     Interest                                                                            1,777,413
  Prepaid expenses                                                                          57,561
--------------------------------------------------------------------------------------------------
        Total assets                                                                $  575,103,478
--------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                               $   10,506,007
      Fund shares repurchased                                                            2,036,396
      Distributions                                                                        164,066
      Variation margin for futures contracts                                                34,133
      Trustee fees                                                                           4,148
   Due to affiliates                                                                        31,619
   Accrued expenses                                                                        282,921
--------------------------------------------------------------------------------------------------
        Total liabilities                                                           $   13,059,290
--------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                     $578,196,427
  Undistributed net investment income                                                   (1,489,845)
  Accumulated net realized loss on investments                                         (14,768,143)
  Net unrealized depreciation on investments                                                22,764
  Unrealized depreciation on futures contracts                                              82,985
--------------------------------------------------------------------------------------------------
         Total net assets                                                             $562,044,188
--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $172,704,717/18,125,424 shares)                                $         9.53
   Class C (based on $84,636,135/8,898,669 shares)                                  $         9.51
   Class C2 (based on $2,788,301/293,073 shares)                                    $         9.51
   Class K (based on $15,524,533/1,627,521 shares)                                  $         9.54
   Class Y (based on $286,390,502/30,127,006 shares)                                $         9.51
MAXIMUM OFFERING PRICE:
   Class A ($9.53 (divided by) 97.5%)                                               $         9.77
==================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 75

Statement of Operations (unaudited)

For the six months ended 2/28/17

INVESTMENT INCOME:
   Interest                                                               $6,861,458
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $ 6,861,458
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  994,484
  Transfer agent fees
     Class A                                                                 115,795
     Class C                                                                  30,448
     Class C2                                                                    964
     Class K                                                                      41
     Class Y                                                                 181,828
  Distribution fees
     Class A                                                                 176,821
     Class C                                                                 228,062
     Class C2                                                                  7,172
  Shareholder communications expense                                           7,906
  Administrative expense                                                     104,524
  Custodian fees                                                              54,969
  Registration fees                                                           50,995
  Professional fees                                                           34,748
  Printing expense                                                            10,718
  Fees and expenses of nonaffiliated Trustees                                 11,552
  Miscellaneous                                                              110,300
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 2,121,327
---------------------------------------------------------------------------------------------------
         Net investment income                                                         $ 4,740,131
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
  Net realized gain (loss) on:
     Investments                                                          $ (266,176)
     Futures contracts                                                      (566,856)  $  (833,032)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                          $  641,659
     Futures contracts                                                       136,081   $   777,740
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
     futures contracts                                                                 $   (55,292)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $ 4,684,839
===================================================================================================

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                    Semi-Annual
                                                                    2/28/17            Year Ended
                                                                    (unaudited)        8/31/16
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $    4,740,131     $   8,719,199
Net realized gain (loss) on investments                                   (833,032)       (1,065,864)
Change in net unrealized appreciation (depreciation)
  on investments                                                           777,740         1,792,249
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from operations                                            $    4,684,839     $   9,445,584
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.11 and $0.15 per share, respectively)              $   (2,008,812)    $  (3,226,254)
     Class C ($0.10 and $0.00 per share, respectively)                    (917,134)       (1,384,199)
     Class C2 ($0.10 and $0.13 per share, respectively)                    (28,795)          (44,578)
     Class K ($0.12 and $0.13 per share, respectively)                    (201,076)         (277,479)
     Class Y ($0.12 and $0.18 per share, respectively)                  (3,509,789)       (4,913,027)
-----------------------------------------------------------------------------------------------------
        Total distributions to shareowners                          $   (6,665,606)    $  (9,845,537)
=====================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $  122,678,323     $ 320,569,300
Reinvestment of distributions                                            5,513,014         8,167,268
Cost of shares repurchased                                            (139,186,954)     (350,725,882)
-----------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
        Fund share transactions                                     $  (10,995,617)    $ (21,989,314)
-----------------------------------------------------------------------------------------------------
     Net decrease in net assets                                     $  (12,976,384)    $ (22,389,267)
NET ASSETS:
Beginning of year                                                   $  575,020,572     $ 597,409,839
-----------------------------------------------------------------------------------------------------
End of year                                                         $  562,044,188     $ 575,020,572
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                                 $   (1,489,845)    $     435,630
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 77

------------------------------------------------------------------------------------------------
                                   Semi-Annual      Year Ended
                                   2/28/17          2/28/17        Year Ended     Year Ended
                                   Shares           Amount         8/31/16        8/31/16
                                   (unaudited)      (unaudited)    Shares         Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                          2,836,129      $ 27,052,005     7,920,973    $  75,411,797
Reinvestment of distributions          182,764         1,742,116       298,715        2,848,521
Less shares repurchased             (3,703,828)      (35,328,555)  (10,872,579)    (103,673,378)
------------------------------------------------------------------------------------------------
     Net decrease                    (684,935)      $ (6,534,434)   (2,652,891)   $ (25,413,060)
================================================================================================
Class C
Shares sold                          1,370,540      $ 13,041,057     5,709,801    $  54,341,633
Reinvestment of distributions           93,495           889,639       140,618        1,338,300
Less shares repurchased             (2,731,682)      (26,016,408)   (6,001,794)     (57,127,721)
------------------------------------------------------------------------------------------------
     Net decrease                   (1,267,647)     $(12,085,712)     (151,375)   $  (1,447,788)
================================================================================================
Class C2
Shares sold                             26,209      $    249,665       161,411    $   1,535,562
Reinvestment of distributions            1,299            12,363         1,951           18,584
Less shares repurchased                (41,332)        (394,275)      (171,799)      (1,636,013)
------------------------------------------------------------------------------------------------
     Net decrease                     (13,824)      $   (132,247)       (8,437)   $     (81,867)
================================================================================================
Class K
Shares sold                             98,610      $    936,191     1,776,384    $  16,995,201
Reinvestment of distributions              252             2,407            --               --
Less shares repurchased               (195,359)       (1,869,272)     (287,286)      (2,738,090)
------------------------------------------------------------------------------------------------
     Net increase (decrease)           (96,497)     $  (930,674)     1,489,098    $  14,257,111
================================================================================================
Class Y
Shares sold                          8,556,832      $ 81,399,405    18,121,505    $ 172,285,107
Reinvestment of distributions          301,334         2,866,489       416,374        3,961,863
Less shares repurchased             (7,942,454)      (75,578,444)  (19,487,306)    (185,550,680)
------------------------------------------------------------------------------------------------
     Net increase (decrease)           915,712      $  8,687,450      (949,427)   $  (9,303,710)
================================================================================================

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year        Year       Year
                                                             2/28/17      Ended        Ended      Ended       Ended      Ended
                                                             (unaudited)  8/31/16      8/31/15    8/31/14     8/31/13    8/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.56     $   9.57     $   9.66   $    9.66   $   9.72   $  9.64
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.08(a)  $   0.13(a)  $   0.10   $    0.13   $   0.21   $  0.28
   Net realized and unrealized gain (loss) on investments        0.00(b)      0.01        (0.03)       0.02      (0.04)     0.10
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.08     $   0.14     $   0.07   $    0.15   $   0.17   $  0.38
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.11)    $  (0.15)    $  (0.16)  $   (0.15)  $  (0.23)  $ (0.30)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.01)    $  (0.09)  $      --   $  (0.06)  $  0.08
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.53     $   9.56     $   9.57   $    9.66   $   9.66   $  9.72
==================================================================================================================================
Total return*                                                    0.82%        1.50%        0.74%       1.58%      1.71%     4.00%
Ratio of total expenses to average net assets                    0.82%**      0.79%        0.82%       0.79%      0.88%     0.90%
Ratio of net investment income (loss) to average net assets      1.59%**      1.41%        1.12%       1.34%      1.95%     2.94%
Portfolio turnover rate                                            76%**        44%          48%         41%        28%       43%
Net assets, end of period (in thousands)                     $172,705     $179,870     $205,451   $ 230,938   $169,587   $55,212
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.82%**      0.79%        0.82%       0.79%      0.98%     1.30%
   Net investment income (loss) to average net assets            1.59%**      1.41%        1.12%       1.34%      1.85%     2.54%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 79

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year        Year       Year
                                                             2/28/17      Ended        Ended      Ended       Ended      Ended
                                                             (unaudited)  8/31/16      8/31/15    8/31/14     8/31/13    8/31/12
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.54      $  9.55      $  9.65    $   9.65    $  9.70    $  9.62
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.06(a)   $  0.11(a)   $  0.08    $   0.11    $  0.15    $  0.20
   Net realized and unrealized gain (loss) on investments       0.01         0.01        (0.04)       0.02      (0.04)      0.10
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.07      $  0.12      $  0.04    $   0.13    $  0.11    $  0.30
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.10)     $ (0.13)     $ (0.14)   $  (0.13)   $ (0.16)   $ (0.22)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.03)     $ (0.01)     $ (0.10)   $     --    $ (0.05)   $  0.08
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.51      $  9.54      $  9.55    $   9.65    $  9.65    $  9.70
=================================================================================================================================
Total return*                                                   0.69%        1.25%        0.40%       1.31%      1.09%      3.18%
Ratio of total expenses to average net assets                   1.05%**      1.05%        1.06%       1.06%      1.53%      1.71%
Ratio of net investment income (loss) to average net assets     1.36%**      1.16%        0.87%       1.07%      1.39%      2.08%
Portfolio turnover rate                                           76%**        44%          48%         41%        28%        43%
Net assets, end of period (in thousands)                     $84,636      $97,028      $98,585    $ 93,355    $52,072    $24,830
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.05%**      1.05%        1.06%       1.06%      1.54%      1.71%
   Net investment income (loss) to average net assets           1.36%**      1.16%        0.87%       1.07%      1.38%      2.08%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year      Year
                                                             2/28/17     Ended       Ended     Ended        8/1/13
                                                             (unaudited) 8/31/16     8/31/15   8/31/14      to 8/31/13
------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                         $  9.55     $  9.56     $  9.65   $   9.65     $  9.65
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.06(a)  $  0.11(a)  $  0.08   $   0.13     $  0.02
   Net realized and unrealized gain (loss) on investments       0.00(b)     0.01       (0.03)      0.00(b)    (0.01)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.06     $  0.12     $  0.05   $   0.13     $  0.01
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.10)    $ (0.13)    $ (0.14)  $  (0.13)    $ (0.01)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.04)    $ (0.01)    $ (0.09)  $     --     $    --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.51     $  9.55     $  9.56   $   9.65     $  9.65
========================================================================================================================
Total return*                                                   0.59%       1.28%       0.51%      1.37%       0.15%
Ratio of total expenses to average net assets                   1.05%**     1.04%       1.04%      1.05%       1.01%**
Ratio of net investment income (loss) to average net assets     1.37%**     1.17%       0.90%      1.13%       2.07%**
Portfolio turnover rate                                           76%**       44%         48%        41%         28%**
Net assets, end of period (in thousands)                     $ 2,788     $ 2,930     $ 3,014   $  2,934     $    26
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 81

-------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended
                                                  2/28/17     Year Ended  12/1/14 to
                                                  (unaudited) 8/31/16     8/31/15
-------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period              $  9.57     $  9.58     $  9.65
-------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                    $  0.09(a)  $  0.17(a)  $ (0.18)
  Net realized and unrealized gain (loss)
     on investments                                  0.00(b)     0.00(b)     0.26
-------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                           $  0.09     $  0.17     $  0.08
-------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                           $ (0.12)    $ (0.18)    $ (0.15)
-------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $ (0.03)    $ (0.01)    $ (0.07)
-------------------------------------------------------------------------------------
Net asset value, end of period                    $  9.54     $  9.57     $  9.58
=====================================================================================
Total return*                                        0.98%       1.81%       0.84%***
Ratio of total expenses to average net assets        0.49%**     0.50%       0.50%**
Ratio of net investment income (loss) to average
  net assets                                         1.93%**     1.74%       1.26%**
Portfolio turnover rate                                76%**       44%         48%
Net assets, end of period (in thousands)          $15,525     $16,502     $ 2,251
=====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year         Year      Year
                                                             2/28/17      Ended        Ended      Ended        Ended     Ended
                                                             (unaudited)  8/31/16      8/31/15    8/31/14      8/31/13   8/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.54     $   9.55     $   9.64   $    9.64   $   9.70   $   9.63
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.09(a)  $   0.15(a)  $   0.11   $    0.16   $   0.24   $   0.31
   Net realized and unrealized gain (loss) on investments        0.00(b)      0.01        (0.02)       0.02      (0.04)      0.09
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.09     $   0.16     $   0.09   $    0.18   $   0.20   $   0.40
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.12)    $  (0.17)    $  (0.18)  $   (0.18)  $  (0.26)  $  (0.33)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.01)    $  (0.09)  $      --   $  (0.06)  $   0.07
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.51     $   9.54     $   9.55   $    9.64   $   9.64   $   9.70
==================================================================================================================================
Total return*                                                    0.93%        1.71%        0.97%       1.84%      2.03%      4.24%
Ratio of total expenses to average net assets                    0.61%**      0.59%        0.60%       0.57%      0.59%      0.61%
Ratio of net investment income (loss) to average net assets      1.80%**      1.61%        1.33%       1.57%      2.34%      3.18%
Portfolio turnover rate                                            76%**        44%          48%         41%        28%        43%
Net assets, end of period (in thousands)                     $286,391     $278,689     $288,108   $ 403,710   $264,018   $132,645
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 83

Notes to Financial Statements | 2/28/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

84 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 85

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 28, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including

86 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2016, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from (U.S. GAAP). Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 87

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended August 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                               $   9,845,537
     ---------------------------------------------------------------------------
          Total                                                    $   9,845,537
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $   1,216,516
     Capital loss carryforward                                       (13,457,025)
     Current year dividend payable                                      (141,721)
     Unrealized depreciation                                          (1,789,242)
     ---------------------------------------------------------------------------
          Total                                                    $ (14,171,472)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the market to market of futures contracts.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $2,751 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2017.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, Class C2, and Class K shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

88 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H. Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 89 specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. For the six months ended February 28, 2017, the Fund had no open repurchase agreements.

90 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2017 was $513,000 and is included in "Restricted Cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended February 28, 2017 was $127,016,702.

     At February 28, 2017, open futures contracts were as follows:

     ---------------------------------------------------------------------------------------
                                   Number of                                  Unrealized
                                   Contracts      Settlement                  Appreciation
     Description     Counterparty  Long/(Short)   Month        Value          (Depreciation)
     ---------------------------------------------------------------------------------------
     U.S. Treasury
     2 Year Note     Citibank NA   487            06/17        $111,296,422   $82,985
     ---------------------------------------------------------------------------------------
         Total                                                 $111,296,422   $82,985
     =======================================================================================

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended February 28, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,027 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2017.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 91

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended February 28, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $7,656
Class C                                                                       18
Class C2                                                                       1
Class K                                                                       51
Class Y                                                                      180
--------------------------------------------------------------------------------
  Total                                                                   $7,906
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Further pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,592 in distribution fees payable to PFD at February 28, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on

92 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2017, CDSCs in the amount of $1,091 were paid to PFD.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2017 was as follows:

--------------------------------------------------------------------------------
                                                  Foreign
Statement of                  Interest    Credit  Exchange    Equity   Commodity
Assets and Liabilities        Rate Risk   Risk    Rate Risk   Risk     Risk
--------------------------------------------------------------------------------
Liabilities
 Net unrealized
  depreciation of
  futures contracts*          $82,985     $ --    $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value                 $82,985     $ --    $ --        $ --     $ --
================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 93

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2017 was as follows:

--------------------------------------------------------------------------------
                                                 Foreign
Statement of                Interest    Credit   Exchange     Equity  Commodity
Operations                  Rate Risk   Risk     Rate Risk    Risk    Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts          $(566,856)  $ --     $ --         $ --    $ --
--------------------------------------------------------------------------------
   Total Value              $(566,856)  $ --     $ --         $ --    $ --
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts          $ 136,081   $ --     $ --         $ --    $ --
--------------------------------------------------------------------------------
   Total Value              $ 136,081   $ --     $ --         $ --    $ --
================================================================================

94 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 95

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Short Term Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

96 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 97

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares was approximately two basis points higher than the median expense ratio paid by other funds in its Morningstar peer group. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader

98 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 99

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

100 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 101

                           This page is for your notes.

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

                           This page is for your notes.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 103
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                           This page is for your notes.

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

                           This page is for your notes.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 105

                           This page is for your notes.

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

                           This page is for your notes.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/17 107
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                           This page is for your notes.

108 Pioneer Short Term Income Fund | Semiannual Report | 2/28/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19127-11-0417

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

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    (2) Disclose the percentage of services described in each of paragraphs (b)
   through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 1, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 1, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 1, 2017

* Print the name and title of each signing officer under his or her signature.